Exhibit 10.7

EXECUTION COPY

GUARANTEE AND COLLATERAL AGREEMENT
(with respect to the Revolving Credit Agreement)

made by

THE SERVICEMASTER COMPANY,

CDRSVM HOLDING, INC.,

THE U.S. SUBSIDIARY BORROWERS,

and the Subsidiary Guarantors,

in favor of

CITIBANK, N.A.,
as Administrative Agent and as Revolving Collateral Agent

Dated as of July 24, 2007

i

7.1	Revolving Collateral Agent’s Appointment as Attorney-in-Fact, etc	39
7.2	Duty of Revolving Collateral Agent	41
7.3	Execution of Financing Statements	41
7.4	Authority of Revolving Collateral Agent	41
7.5	Right of Inspection	42

SECTION 8 NON-LENDER SECURED PARTIES		42
8.1	Rights to Collateral	42
8.2	Appointment of Agent	43
8.3	Waiver of Claims	43

SECTION 9 MISCELLANEOUS		44
9.1	Amendments in Writing	44
9.2	Notices	44
9.3	No Waiver by Course of Conduct; Cumulative Remedies	44
9.4	Enforcement Expenses; Indemnification	45
9.5	Successors and Assigns	45
9.6	Set-Off	45
9.7	Counterparts	46
9.8	Severability	46
9.9	Section Headings	46
9.10	Integration	46
9.11	GOVERNING LAW	46
9.12	Submission to Jurisdiction; Waivers	47
9.13	Acknowledgments	47
9.14	WAIVER OF JURY TRIAL	48
9.15	Additional Granting Parties	48
9.16	Releases	48
9.17	Judgment	49

SCHEDULES

1              Notice Addresses of Guarantors

2              Pledged Securities

3              Perfection Matters

4              Location of Jurisdiction of Organization

5              Intellectual Property

6              Contracts

7              Commercial Tort Claims

ANNEXES

1              Acknowledgement and Consent of Issuers who are not Granting Parties

ii

2              Assumption Agreement

3              Supplemental Agreement

iii

GUARANTEE AND COLLATERAL AGREEMENT
(with respect to the Revolving Credit Agreement)

GUARANTEE AND COLLATERAL AGREEMENT, dated as of July 24, 2007, made by THE SERVICEMASTER COMPANY, a Delaware corporation (the “Parent Borrower”), the U.S. Subsidiary Borrowers (as hereinafter defined, and together with the Parent Borrower, the “U.S. Borrowers”), CDRSVM HOLDING, INC., a Delaware corporation (“Holding”),  and certain Subsidiaries of the Parent Borrower that are signatories hereto, in favor of CITIBANK, N.A., as collateral agent (in such capacity, the “Revolving Collateral Agent”) and administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions (collectively, the “Lenders”; individually, a “Lender”) from time to time parties to the Revolving Credit Agreement described below.

W I T N E S S E T H:

WHEREAS, pursuant to that certain Revolving Credit Agreement, dated as of the date hereof (as amended, amended and restated, waived, supplemented or otherwise modified from time to time, together with any agreement extending the maturity of, or restructuring, refunding, refinancing or increasing the Indebtedness under such agreement or any successor agreements, the “Revolving Credit Agreement”), among the Parent Borrower, the U.S. Subsidiary Borrowers, the Foreign Subsidiary Borrowers (as defined in the Revolving Credit Agreement) from time to time party thereto (together with the U.S. Borrowers, the “Borrowers”), the Lenders, Citibank, N.A., as Administrative Agent and Revolving Collateral Agent, and the other parties party thereto, the Lenders have severally agreed to make extensions of credit to the Borrowers upon the terms and subject to the conditions set forth therein;

WHEREAS, pursuant to that certain Credit Agreement, dated as of the date hereof (as amended, amended and restated, waived, supplemented or otherwise modified from time to time, together with any agreement extending the maturity of, or restructuring, refunding, refinancing or increasing the Indebtedness under such agreement or any successor agreements, the “Term Loan Credit Agreement”), among the Parent Borrower (as successor by merger to CDRSVM Acquisition Co., a Delaware corporation), the several banks and other financial institutions from time to time parties thereto (as further defined in the Term Loan Credit Agreement, the “Term Loan Lenders”), Citibank, N.A., as administrative agent (in its specific capacity as administrative agent, the “Term Loan Administrative Agent”), and collateral agent (in its specific capacity as collateral agent, the “Term Loan Collateral Agent”) for the Term Loan Lenders thereunder, and the other parties party thereto, the Term Loan Lenders have severally agreed to make extensions of credit to the Parent Borrower upon the terms and subject to the conditions set forth therein;

WHEREAS, pursuant to that certain Guarantee and Collateral Agreement, dated as of the date hereof (as amended, amended and restated, waived, supplemented or otherwise modified from time to time, the “Term Loan Guarantee and Collateral Agreement”), among the Parent Borrower, certain of its subsidiaries, the Term Loan Administrative Agent and the Term Loan Collateral Agent, the Parent Borrower and such subsidiaries have granted a Lien to the Term Loan Collateral Agent for the benefit of the Secured Parties (as defined therein) on the Term Loan Collateral (as defined herein);

WHEREAS, the Parent Borrower is a member of an affiliated group of companies that includes Holding, the U.S. Borrowers, the Parent Borrower’s other Domestic Subsidiaries that are party hereto and any other Domestic Subsidiary of the Parent Borrower (other than any Excluded Subsidiary) that becomes a party hereto from time to time after the date hereof (the U.S. Borrowers, Holding and such Domestic Subsidiaries (other than any Excluded Subsidiary), collectively, the “Granting Parties”);

WHEREAS, the Revolving Collateral Agent, the Administrative Agent, the Term Loan Collateral Agent and the Term Loan Administrative Agent have entered into an Intercreditor Agreement, acknowledged by the Granting Parties, dated as of the date hereof (as amended, amended and restated, waived, supplemented or otherwise modified from time to time (subject to Section 9.1 hereof), the “Intercreditor Agreement”);

WHEREAS, the Parent Borrower and the other Granting Parties are engaged in related businesses, and each such Granting Party will derive substantial direct and indirect benefit from the making of the extensions of credit under the Revolving Credit Agreement; and

WHEREAS, it is a condition to the obligation of the Lenders to make their respective extensions of credit under the Revolving Credit Agreement that the Granting Parties shall execute and deliver this Agreement to the Revolving Collateral Agent for the benefit of the Secured Parties.

NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Revolving Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder, and in consideration of the receipt of other valuable consideration (which receipt is hereby acknowledged), each Granting Party hereby agrees with the Administrative Agent and the Revolving Collateral Agent, for the ratable benefit of the Secured Parties (as defined below), as follows:

SECTION 1            DEFINED TERMS

1.1        Definitions.

(a)           Unless otherwise defined herein, terms defined in the Revolving Credit Agreement and used herein shall have the meanings given to them in the Revolving Credit Agreement, and the following terms that are defined in the Code (as in effect on the date hereof) are used herein as so defined: Chattel Paper, Commercial Tort Claims, Deposit Accounts, Documents, Electronic Chattel Paper, Equipment, Farm Products and Letter of Credit Rights.

(b)           The following terms shall have the following meanings:

“Accounts”:  all accounts (as defined in the Code) of each Grantor, including, without limitation, all Accounts (as defined in the Revolving Credit Agreement) and Accounts Receivable of such Grantor, but excluding in any event (i) all Accounts that have been sold or otherwise transferred (and not transferred back to a Grantor) in connection with a Special Purpose Financing and (ii) all Accounts constituting Restricted Assets.

“Accounts Receivable”:  any right to payment for goods sold or leased or for services rendered, which is not evidenced by an instrument (as defined in the Code) or Chattel Paper.

“Additional Agent”:  as defined in the Intercreditor Agreement.

“Additional Collateral Documents”:  as defined in the Intercreditor Agreement.

“Additional Obligations”:  as defined in the Intercreditor Agreement.

“Adjusted Net Worth”:  of any Guarantor at any time, shall mean the greater of (x) $0 and (y) the amount by which the fair saleable value of such Guarantor’s assets on the date of the respective payment hereunder exceeds its debts and other liabilities (including contingent liabilities, but without giving effect to any of its obligations under this Agreement or any other Loan Document, under the Term Loan Credit Agreement or any “Loan Document” as defined therein, or pursuant to its guarantee with respect to any Indebtedness then outstanding under the Senior Interim Facility or (if applicable) the Existing Notes Indenture) on such date.

“Administrative Agent”:  as defined in the preamble hereto.

“Agreement”:  this Guarantee and Collateral Agreement, as the same may be amended, restated, supplemented, waived or otherwise modified from time to time.

“Applicable Law”:  as defined in Section 9.8 hereof.

“Bank Products Agreement”:  any agreement pursuant to which a bank or other financial institution agrees to provide treasury or cash management services (including, without limitation, controlled disbursements, automated clearinghouse transactions, return items, netting, overdrafts, debit or purchase cards and interstate depository network services).

“Bankruptcy Case”:  (i) Holding or any of its Subsidiaries commencing any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or Holding, the Parent Borrower or any of the Parent Borrower’s Subsidiaries making a general assignment for the benefit of its creditors; or (ii) there being commenced against Holding, the Parent Borrower or any of the Parent Borrower’s Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days.

“Borrower Obligations”:  with respect to any Borrower, the collective reference to:  all obligations and liabilities of such Borrower in respect of the unpaid principal of and interest on (including, without limitation, interest accruing after the maturity of the Loans and Reimbursement Obligations and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to such Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans, Reimbursement Obligations and all other obligations and liabilities of such Borrower to the Secured Parties, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Revolving Credit Agreement, the Loans, the Letters of Credit, the other Loan Documents, any Interest Rate Agreement, Currency Agreement or Commodities Agreement designated by such Borrower or entered into with any Person who was at the time of entry into such agreement a Lender or an affiliate of any Lender, any Bank Products Agreement entered into with any Person who was at the time of entry into such agreement a Lender or an affiliate of any Lender, any Guarantee of Holding or any of its Subsidiaries as to which any Secured Party is a beneficiary, the provision of cash management services by any Lender or an Affiliate thereof to Holding or any Subsidiary thereof, or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, amounts payable in connection with the provision of such cash management services or a termination of any transaction entered into pursuant to any such Interest Rate Agreement, Currency Agreement or Commodities Agreement, fees, indemnities, costs, expenses or otherwise (including, without limitation, all reasonable fees, expenses and disbursements of counsel to the Administrative Agent or any other Secured Party that are required to be paid by such Borrower pursuant to the terms of the Revolving Credit Agreement or any other Loan Document).

“Borrowers”:  as defined in the preamble hereto.

“Code”:  the Uniform Commercial Code as from time to time in effect in the State of New York.

“Collateral”:  as defined in Section 3 hereof; provided that, for purposes of subsection 6.5 and Section 8, “Collateral” shall have the meaning assigned to such term in the Revolving Credit Agreement.

“Collateral Account Bank”:  Citibank, N.A., an Affiliate thereof or another bank which at all times is a Lender as selected by the relevant Grantor and consented to in writing by the Revolving Collateral Agent (such consent not to be unreasonably withheld or delayed).

“Collateral Proceeds Account”:  shall mean a non-interest bearing cash collateral account established and maintained by the relevant Grantor at an office of the Collateral Account Bank in the name, and in the sole dominion and control of, the Revolving Collateral Agent for the benefit of the Secured Parties.

“Commercial Tort Action”:  any action, other than an action primarily seeking declaratory or injunctive relief with respect to claims asserted or expected to be asserted by Persons other than the Grantors, that is commenced by a Grantor in the courts of the United States of America, any state or territory thereof or any political subdivision of any such state or territory, in which any Grantor seeks damages arising out of torts committed against it that would reasonably be expected to result in a damage award to it exceeding $3,000,000.

“Contracts”:  with respect to any Grantor, all contracts, agreements, instruments and indentures in any form and portions thereof (except for contracts listed on Schedule 6 hereto), to which such Grantor is a party or under which such Grantor or any property of such Grantor is subject, as the same may from time to time be amended, supplemented, waived or otherwise modified, including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of such Grantor to damages arising thereunder and (iii) all rights of such Grantor to perform and to exercise all remedies thereunder, but excluding in any event all Restricted Assets.

“Copyright Licenses”:  with respect to any Grantor, all United States written license agreements of such Grantor providing for the grant by or to such Grantor of any right under any United States Copyright of such Grantor, other than agreements with any Person that is an Affiliate or a Subsidiary of the Parent Borrower or such Grantor, including, without limitation, any license agreements listed on Schedule 5 hereto, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

“Copyrights”:  with respect to any Grantor, all of such Grantor’s right, title and interest in and to all United States copyrights, whether or not the underlying works of authorship have been published or registered, all United States copyright registrations and copyright applications, including, without limitation, any copyright registrations and copyright applications listed on Schedule 5 hereto, and (i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past or future infringements thereof and (iii) the right to sue or otherwise recover for past, present and future infringements and misappropriations thereof.

“Excluded Assets”:  as defined in subsection 3.3.

“Existing Notes Indenture”:  the Indenture between The ServiceMaster Company Limited Partnership, as issuer, and ServiceMaster Limited Partnership, as guarantor, and the Existing Notes Trustee, dated as of August 15, 1997, as supplemented by the First Supplemental Indenture thereto, between the same parties, dated as of August 15, 1997, the Second Supplemental Indenture thereto, between the Parent Borrower, as successor by merger to The ServiceMaster Company Limited Partnership and ServiceMaster Limited Partnership, and the Existing Notes Trustee, dated as of January 1, 1998, the Third Supplemental Indenture thereto, between the Parent Borrower and the Existing Notes Trustee, dated as of March 2, 1998 and the Fourth Supplemental Indenture, between the Parent Borrower and the Existing Notes Trustee, dated as of August 10, 1999, as in effect on the Closing Date.

“first priority”:  with respect to any Lien purported to be created by this Agreement, that such Lien is the most senior Lien to which such Collateral is subject (subject to Permitted Liens).

“Fixtures”:  as defined in the Code (as in effect on the date hereof), but excluding in any event all fixtures (as so defined) constituting Restricted Assets.

“General Fund Account”:  the general fund account of the relevant Grantor established at the same office of the Collateral Account Bank as the Collateral Proceeds Account.

“General Intangibles”: all “general intangibles”, as that term is defined in Section 9-102(a)(42) of the Uniform Commercial Code in effect in the State of New York on the date hereof, but excluding in any event all general intangibles (as so defined) constituting Restricted Assets.

“Granting Parties”:  as defined in the recitals hereto.

“Grantor”:  the Parent Borrower and each Domestic Subsidiary of the Parent Borrower that from time to time is a party hereto (it being understood that no Excluded Subsidiary shall be required to be or become a party hereto).

“Guarantor Obligations”:  with respect to any Guarantor, the collective reference to (i) the Obligations guaranteed by such Guarantor pursuant to Section 2 and (ii) all obligations and liabilities of such Guarantor that may arise under or in connection with this Agreement or any other Loan Document to which such Guarantor is a party, any Interest Rate Agreement, Currency Agreement or Commodities Agreement designated by such Guarantor or entered into with any Person who was at the time of entry into such agreement a Lender or an affiliate of any Lender, any Bank Products Agreement entered into with any Person who was at the time of entry into such agreement a Lender or an affiliate of any Lender, any Guarantee of Holding or any of its Subsidiaries as to which any Secured Party is a beneficiary, the provision of cash management services by any Lender or an Affiliate thereof to the Parent Borrower or any Subsidiary thereof, or any other document made, delivered or given in connection therewith of such Guarantor, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent, to the Other Representatives or to the Lenders that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Loan Document).

“Guarantors”:  the collective reference to each Granting Party, provided that, (i) when referring to the Parent Borrower as a Guarantor, such reference shall be a reference solely to a guaranty of the Obligations of the U.S. Subsidiary Borrowers and the Foreign Subsidiary Borrowers and (ii) when referring to a U.S. Subsidiary Borrower as a Guarantor, such reference shall be a reference solely to a guaranty of the Obligations of the Parent Borrower, the other U.S. Borrower, and the Foreign Subsidiary Borrowers.

“Holding”:  as defined in the preamble hereto.

“Instar Entity”:  any of InStar Services Group, Inc. or any of its Subsidiaries.

“Instar Group Pledge Agreement”:  Pledge Agreement, dated February 27, 2006 between ServiceMaster Holding Corporation, a Delaware corporation, InStar Services Group, Inc., a Delaware corporation, InStar Services Group, L.P., a Delaware limited partnership, InStar Services Holdings, LLC, a Delaware limited liability company, Instar Services Management, LLC, a limited liability company and Steward, as amended, restated, amended and restated, supplemented or otherwise modified or replaced from time to time.

“Instar Pledged Stock”:  as of the date referred to in subsection 5.3.6, the Capital Stock of any Instar Entity, other than any Capital Stock (a) that is being sold or otherwise disposed of in a transaction permitted under the Revolving Credit Agreement pursuant to binding agreements, (b) of the type described in the proviso to the definition of “Pledged Stock” (other than clause (vii) thereof), including but not limited to any Capital Stock constituting a Restricted Asset or (c) of any Excluded Subsidiary.

“Instruments”:  has the meaning specified in Article 9 of the Code, but excluding in any event (i) the Pledged Securities and (ii) all Restricted Assets.

“Intellectual Property”:  with respect to any Grantor, the collective reference to such Grantor’s Copyrights, Copyright Licenses, Patents, Patent Licenses, Trade Secrets, Trade Secret Licenses, Trademarks and Trademark Licenses.

“Intercompany Note”:  with respect to any Grantor, any promissory note in a principal amount in excess of $3,000,000 evidencing loans made by such Grantor to Holding or any of its Restricted Subsidiaries, but excluding in any event all Restricted Assets (including but not limited to any promissory notes evidencing loans made by any Grantor to any Significant Subsidiary).

“Intercreditor Agreement”:  as defined in the recitals hereto.

“Inventory”:  with respect to any Grantor, all inventory (as defined in the Code) of such Grantor, including, without limitation, all Inventory (as defined in the Revolving Credit Agreement) of such Grantor.

“Investment Property”:  the collective reference to all “investment property” as such term is defined in Section 9-102(a)(49) of the Uniform Commercial Code in effect in the State of New York on the date hereof (other than (a) Capital Stock of any Foreign Subsidiary in excess of 65% of any series of such stock, (b) any Capital Stock excluded from the definition of “Pledged Stock” (other than pursuant to clause (vii) of the proviso thereto) and (c) any Restricted Asset (including but not limited to any Capital Stock of any Significant Subsidiary)) and (ii) whether or not constituting “investment property” as so defined, all Pledged Securities.

“Issuers”:  the collective reference to the Persons identified on Schedule 2 as the issuers of Pledged Stock, together with any successors to such companies (including, without limitation, any successors contemplated by subsection 7.3 of the Revolving Credit Agreement), provided that, notwithstanding that any Significant Subsidiary may be identified on Schedule 2, no such Significant Subsidiary is or shall be deemed an “Issuer” under this Agreement unless (x) the Existing Notes Indenture ceases to be in full force and effect as a result of the satisfaction and discharge thereof in accordance with its terms or (y) the Pledgor that owns the Capital Stock of such Significant Subsidiary grants a Lien to any Person on the Capital Stock of such Significant Subsidiary resulting in the Existing Notes becoming equally and ratably secured by such Capital

Stock pursuant to Section 5.03 of the Existing Notes Indenture, for so long as the Existing Notes are so secured.

“Lender”:  as defined in the preamble hereto.

“Management Loans”:  Indebtedness (including any extension, renewal or refinancing thereof) outstanding at any time incurred by any Management Investors in connection with any purchases by them of Management Stock, which Indebtedness is entitled to the benefit of any Management Guarantee of the Parent or any of its Subsidiaries.

“New Pledged Stock”:  the Capital Stock of any Captive Insurance Subsidiary or Home Warranty Subsidiary that is no longer subject to regulation (and that has no Subsidiary that is subject to regulation) as an insurance, home warranty, service contract or similar company, as the case may be, other than any Capital Stock (a) that is being sold or otherwise disposed of in a transaction permitted under the Revolving Credit Agreement pursuant to binding agreements, (b) of the type described in the proviso to the definition of “Pledged Stock” (other than clause (v) thereof), including but not limited to any Capital Stock constituting a Restricted Asset or (c) of any Excluded Subsidiary (other than a Subsidiary described in clauses (f) (in the case of Capital Stock of a Captive Insurance Subsidiary) or (h) (in the case of Capital Stock of a Home Warranty Subsidiary) thereof).

“Non-Lender Secured Parties”:  the collective reference to the Secured Parties referred to in clause (iii), (iv) and (v) of the definition thereof, and their respective successors and assigns and their permitted transferees and endorsees.

“Obligations”:  (i) in the case of each Borrower, its Borrower Obligations and (ii) in the case of each Guarantor, the Guarantor Obligations of such Guarantor.

“Parent Borrower”:  as defined in the preamble hereto.

“Patent Licenses”:  with respect to any Grantor, all United States written license  agreements of such Grantor  providing for the grant by or to such Grantor of any right under any United States patent, patent application or patentable invention, other than agreements with any Person that is an Affiliate or a Subsidiary of the Parent Borrower or such Grantor, including, without limitation, the license agreements listed on Schedule 5 hereto, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

“Patents”:  with respect to any Grantor, all of such Grantor’s right, title and interest in and to all United States patents, patent applications and patentable inventions and all reissues and extensions thereof, including, without limitation, all patents and patent applications identified in Schedule 5 hereto, and including, without limitation, (i) all inventions and improvements described and claimed therein, (ii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof), and (iv) all other rights corresponding thereto in the United States and all reissues, divisions, continuations, continuations-in-part, substitutes, renewals, and extensions thereof, all improvements thereon, and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto.

“Pledged Collateral”:  as to any Pledgor, the Pledged Securities now owned or at any time hereafter acquired by such Pledgor, and any Proceeds thereof.

“Pledged Notes”:  with respect to any Pledgor, all Intercompany Notes at any time issued to, or held or owned by, such Pledgor.

“Pledged Securities”:  the collective reference to the Pledged Notes and the Pledged Stock.

“Pledged Stock”:  with respect to any Pledgor, the shares of Capital Stock of any Issuer listed on Schedule 2 as held by such Pledgor, together with any other shares of Capital Stock required to be pledged hereunder by such Pledgor pursuant to subsection 6.9 of the Revolving Credit Agreement, as well as any other shares, stock certificates, options or rights of any nature whatsoever in respect of the Capital Stock of any Issuer that may be issued or granted to, or held by, such Pledgor while this Agreement is in effect (provided that in no event shall there be pledged, nor shall any Pledgor be required to pledge, directly or indirectly, (i) more than 65% of any series of the outstanding Capital Stock of any Foreign Subsidiary, (ii) any of the Capital Stock of a Subsidiary of a Foreign Subsidiary, (iii) de minimis shares of a Foreign Subsidiary held by any Pledgor as a nominee or in a similar capacity, (iv) any of the Capital Stock of any Unrestricted Subsidiary, (v) subject to subsection 5.3.5(a), any Capital Stock of any Home Warranty Subsidiary or Captive Insurance Subsidiary (or any Subsidiary thereof) (other than (subject to the following clause (vi) of this definition) the Capital Stock of Steward), (vi) any Restricted Asset, including but not limited to any Capital Stock of any Significant Subsidiary) and (vii) subject to subsection 5.3.5(b), any Capital Stock of any Instar Entity.

“Pledgor”:  Holding (with respect to the Pledged Stock of the Parent Borrower and all other Pledged Collateral of Holding) and each other Granting Party (with respect to Pledged Securities held by such Granting Party and all other Pledged Collateral of such Granting Party).

“Proceeds”:  all “proceeds” as such term is defined in Section 9-102(a)(64) of the Uniform Commercial Code in effect in the State of New York on the date hereof and, in any event, Proceeds of Pledged Securities shall include, without limitation, all dividends or other income from the Pledged Securities, collections thereon or distributions or payments with respect thereto, but excluding in any event all Restricted Assets.

“Restricted Assets”:  any Equity Interests, indebtedness or other obligations of a Significant Subsidiary held by any Grantor or any Principal Property of the Parent Borrower or a Significant Subsidiary.  For purposes of the foregoing definition, the terms “Equity Interests,” “Principal Property” and “Significant Subsidiary” are used as defined in the Existing Notes Indenture, and the terms “indebtedness” and “obligations” are used with the same meaning as such terms are used in Section 5.03(b) of the Existing Notes Indenture.  It is understood and agreed that an asset of a Grantor that would constitute Collateral but for the fact that it is a Restricted Asset will cease to be a Restricted Asset (and will constitute “Collateral” and be subject to the

Lien created hereby as and to the extent otherwise provided herein) (x) if the Existing Notes Indenture ceases to be in full force and effect as a result of the satisfaction and discharge thereof in accordance with its terms or (y) if such Grantor grants a Lien (other than any Lien arising pursuant to or by reason of any Loan Document) to any Person on such asset resulting in the Existing Notes becoming equally and ratably secured by such asset pursuant to Section 5.03 of the Existing Notes Indenture, for so long as the Existing Notes are so secured (and when such Lien is no longer outstanding, such asset thereafter shall constitute a Restricted Asset, and shall not constitute ‘Collateral” or be subject to the Lien Created hereby, and the Revolving Collateral Agent shall take such action to evidence the absence of the Lien created hereby on such asset as the Parent Borrower or such Grantor may reasonably request.

“Restrictive Agreements”:  as defined in subsection 3.3(a).

“Revolving Collateral Agent”:  as defined in the recitals hereto.

“Revolving Credit Agreement”:  as defined in the recitals hereto.

“Revolving Credit Obligations”:  as defined in the Intercreditor Agreement.

“Secured Parties”:  the collective reference to (i) the Administrative Agent, the Revolving Collateral Agent and each Other Representative, (ii) the Lenders, (iii) with respect to any Interest Rate Agreement, Currency Agreement or Commodities Agreement with Holdings or any of its Subsidiaries, any counterparty thereto designated by the Parent Borrower or that, at the time such agreement or arrangement was entered into, was a Lender or an Affiliate of any Lender, (iv) with respect to any Bank Products Agreement with Holding or any of its Subsidiaries, any counterparty thereto that, at the time such agreement or arrangement was entered into, was a Lender or an Affiliate of any Lender, (v) with respect to any Management Loans, any lender thereof that, at the time such Indebtedness was extended (or agreement to extend such Indebtedness was entered into), was a Lender or an Affiliate of any Lender and (vi) their respective successors and assigns and their permitted transferees and endorsees.

“Security Collateral”:  with respect to any Granting Party, means, collectively, the Collateral (if any) and the Pledged Collateral (if any) of such Granting Party.

“Significant Subsidiary”:  as defined in the Existing Notes Indenture.

“Specified Asset”:  as defined in subsection 4.2.2 hereof.

“Steward”: Steward Insurance Company, a Vermont corporation.

“Term Loan Administrative Agent”:  as defined in the recitals hereto.

“Term Loan Collateral Agent”:  as defined in the recitals hereto.

“Term Loan Guarantee and Collateral Agreement” as defined in the recitals hereto.

“Term Loan Collateral”:  all “Security Collateral” as defined in the Term Loan Guarantee and Collateral Agreement.

“Term Loan Credit Agreement”:  as defined in the recitals hereto.

“Term Loan Lenders”:  as defined in the recitals hereto.

“Term Loan Obligations”: as defined in the Intercreditor Agreement.

“Trade Secret Licenses”:  with respect to any Grantor, all United States written license agreements of such Grantor providing for the grant by or to such Grantor of any right under any trade secrets, including, without limitation, know how, processes, formulae, compositions, designs, and confidential business and technical information, and all rights of any kind whatsoever accruing thereunder or pertaining thereto, other than agreements with any Person that is an Affiliate or a Subsidiary of the Parent Borrower or such Grantor, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

“Trade Secrets”:  with respect to any Grantor, all of such Grantor’s right, title and interest in and to all United States trade secrets, including, without limitation, know-how, processes, formulae, compositions, designs, and confidential business and technical information, and all rights of any kind whatsoever accruing thereunder or pertaining thereto, including, without limitation, (i) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including, without limitation, payments under all licenses, non-disclosure agreements and memoranda of understanding entered into in connection therewith, and damages and payments for past or future misappropriations thereof, and (ii) the right to sue or otherwise recover for past, present or future misappropriations thereof.

“Trademark Licenses”:  with respect to any Grantor, all United States written license agreements of such Grantor providing for the grant by or to such Grantor of any right under any United States trademarks, service marks, trade names, trade dress or other indicia of trade origin or business identifiers, other than agreements with any Person that is an Affiliate or a Subsidiary of the Parent Borrower or such Grantor, including, without limitation, the license agreements listed on Schedule 5 hereto, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

“Trademarks”:  with respect to any Grantor, all of such Grantor’s right, title and interest in and to all United States trademarks, service marks, trade names, trade dress or other indicia of trade origin or business identifiers, trademark and service mark registrations, and applications for trademark or service mark registrations (except for “intent to use” applications for trademark or service mark registrations filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, unless and until an Amendment to Allege Use or a Statement of Use under Sections 1(c) and 1(d) of said Act has been filed), and any renewals thereof, including, without limitation, each registration and application identified in Schedule 5 hereto, and including, without limitation, (i) the right to sue or otherwise recover for any and all past, present and future infringements or dilutions thereof, (ii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past or future infringements thereof), and (iii) all other rights corresponding thereto in the United States and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto in the United States, together in each case with the goodwill of the business connected with the use of, and symbolized by, each such trademark, service mark, trade name, trade dress or other indicia of trade origin or business identifiers.

“U.S. Borrowers”:  as defined in the Preamble hereto.

“U.S. Subsidiary Borrowers”: means TruGreen Limited Partnership and The Terminix International Company Limited Partnership.

“Vehicles”:  all cars, trucks, trailers, construction and earth moving equipment and other vehicles covered by a certificate of title law of any state and all tires and other appurtenances to any of the foregoing.

1.2        Other Definitional Provisions.

(a)           The words “hereof”, “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Annex references are to this Agreement unless otherwise specified.

(b)           The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(c)           Where the context requires, terms relating to the Collateral, Pledged Collateral or Security Collateral, or any part thereof, when used in relation to a Granting Party shall refer to such Granting Party’s Collateral, Pledged Collateral or Security Collateral or the relevant part thereof.

(d)           All references in this Agreement to any of the property described in the definition of the term “Collateral” or “Pledged Collateral”, or to any Proceeds thereof, shall be deemed to be references thereto only to the extent the same constitute Collateral or Pledged Collateral, respectively.

SECTION 2            GUARANTEE

2.1        Guarantee.

(a)           Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Secured Parties, the prompt and complete payment and performance by each Borrower when due and payable (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations of such Borrower.

(b)           Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount that can be guaranteed by such Guarantor under applicable law, including applicable federal and state laws relating to the insolvency of debtors; provided that, to the maximum extent permitted under applicable law, it is the intent of the parties hereto that (x) the amount of the liability of any of the Guarantors or any guarantee in respect of Indebtedness represented by the Senior Interim Loan Facility shall be reduced before the amount of the liability of the respective Guarantor is reduced hereunder and (y) the rights of contribution of each Guarantor provided in following subsection 2.2 be included as an asset of the respective Guarantor in determining the maximum liability of such Guarantor hereunder.

(c)           Each Guarantor agrees that the Borrower Obligations guaranteed by it hereunder may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Administrative Agent or any other Secured Party hereunder.

(d)           The guarantee contained in this Section 2 shall remain in full force and effect until the earliest to occur of (i) the first date on which all the Loans, any Reimbursement Obligations, all other Borrower Obligations then due and owing, and the obligations of each Guarantor under the guarantee contained in this Section 2 then due and owing shall have been satisfied by payment in full in cash, no Letter of Credit shall be outstanding (except for Letters of Credit that have been cash collateralized in a manner satisfactory to the Issuing Bank), and the Revolving Commitments shall be terminated, notwithstanding that from time to time during the term of the Revolving Credit Agreement any of the Borrowers may be free from any Borrower Obligations, (ii) as to any Guarantor, the sale or other disposition of all of the Capital Stock of such Guarantor (to a Person other than the Parent Borrower or a Restricted Subsidiary) as permitted under the Revolving Credit Agreement or (iii) as to any Guarantor, the designation of such Guarantor as an Unrestricted Subsidiary.

(e)           No payment made by any Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any other Secured Party from any of the Borrowers, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of any of the Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Borrower Obligations or any payment received or collected from such Guarantor in respect of any of the Borrower Obligations), remain liable for the Borrower Obligations of each Borrower guaranteed by it hereunder up to the maximum liability of such Guarantor hereunder until the earliest to occur of (i) the first date on which all the Loans, and Reimbursement Obligations and all other Borrower Obligations then due and owing, are paid in full in cash, no Letter of Credit shall be outstanding  (except for Letters of Credit that have been cash collateralized in a manner satisfactory to the Issuing Bank) and the Revolving Commitments are terminated, (ii) the sale or other disposition of all of the Capital Stock of such Guarantor (to a Person other than the Parent Borrower or a Restricted Subsidiary) as permitted under the Revolving Credit Agreement or (iii) the designation of such Guarantor as an Unrestricted Subsidiary.

2.2           Right of Contribution.  Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share (based, to the maximum extent permitted by law, on the respective Adjusted Net Worths of the Guarantors on the date the respective payment is made) of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder that has not paid its proportionate share of such payment.  Each Guarantor’s right of contribution shall be subject to the terms and conditions of subsection 2.3.  The provisions of this subsection 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to the Administrative Agent and the other Secured Parties, and each Guarantor shall remain liable to the Administrative Agent and the other Secured Parties for the full amount guaranteed by such Guarantor hereunder.

2.3           No Subrogation.  Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Revolving Collateral Agent or any other Secured Party, no Guarantor shall be entitled to be subrogated to any of the rights of the Revolving Collateral Agent or any other Secured Party against any Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Revolving Collateral Agent or any other Secured Party for the payment of the Borrower Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from any Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Revolving Collateral Agent and the other Secured Parties by the Borrowers on account of the Borrower Obligations are paid in full in cash, no Letter of Credit shall be outstanding (except for Letters of Credit that have been cash collateralized in a manner satisfactory to the Issuing Bank) and the Revolving Commitments are terminated.  If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Borrower Obligations shall not have been paid in full in cash or any Letter of Credit shall remain outstanding (except for Letters of Credit that have been cash collateralized in a manner satisfactory to the Issuing Bank) or Revolving Commitments shall remain in effect, such amount shall be held by such Guarantor in trust for the Revolving Collateral Agent and the other Secured Parties, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Revolving Collateral Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Revolving Collateral Agent, if required), to be held as collateral security for all of the Borrower Obligations (whether matured or unmatured) guaranteed by such Guarantor and/or then or at any time thereafter may be applied against any Borrower Obligations, whether matured or unmatured, in such order as the Revolving Collateral Agent may determine.

2.4           Amendments, etc. with respect to the Obligations.  To the maximum extent permitted by law, each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Borrower Obligations made by the Revolving Collateral Agent, the Administrative Agent or any other Secured Party may be rescinded by the Revolving Collateral Agent, the Administrative Agent or such other Secured Party and any of the Borrower Obligations continued, and the Borrower Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, waived, modified, accelerated, compromised, subordinated, waived, surrendered or released by the Revolving Collateral Agent, the Administrative Agent or any other Secured Party, and the Revolving Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, waived, modified, supplemented or terminated, in whole or in part, as the Revolving Collateral Agent or the Administrative

Agent (or the Required Lenders under the Revolving Credit Agreement or the applicable Lenders(s), as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Revolving Collateral Agent, the Administrative Agent or any other Secured Party for the payment of any of the Borrower Obligations may be sold, exchanged, waived, surrendered or released.  None of the Revolving Collateral Agent, the Administrative Agent nor any other Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for any of the Borrower Obligations or for the guarantee contained in this Section 2 or any property subject thereto, except to the extent required by applicable law.

2.5           Guarantee Absolute and Unconditional.  Each Guarantor waives, to the maximum extent permitted by applicable law, any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by the Revolving Collateral Agent, the Administrative Agent or any other Secured Party upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; each of the Borrower Obligations, and any obligation contained therein, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between any of the Borrowers and any of the Guarantors, on the one hand, and the Revolving Collateral Agent, the Administrative Agent and the other Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2.  Each Guarantor waives, to the maximum extent permitted by applicable law, diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon any Borrower or any of the other Guarantors with respect to any of the Borrower Obligations.  Each Guarantor understands and agrees, to the extent permitted by law, that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment and not of collection.  Each Guarantor hereby waives, to the maximum extent permitted by applicable law, any and all defenses (other than any suit for breach of a contractual provision of any of the Loan Documents) that it may have arising out of or in connection with any and all of the following:  (a) the validity or enforceability of the Revolving Credit Agreement or any other Loan Document, any of the Borrower Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Revolving Collateral Agent, the Administrative Agent or any other Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) that may at any time be available to or be asserted by any of the Borrowers against the Revolving Collateral Agent, the Administrative Agent or any other Secured Party, (c) any change in the time, place, manner or place of payment, amendment, or waiver or increase in any of the Obligations, (d) any exchange, taking, or release of Security Collateral, (e) any change in the structure or existence of any of the Borrowers, (f) any application of Security Collateral to any of the Obligations, (g) any law, regulation or order of any jurisdiction, or any other event, affecting any term of any Obligation or the rights of the Revolving Collateral Agent, the Administrative Agent or any other Secured Party with respect thereto, including, without limitation:  (i) the application of any such law, regulation, decree or order, including any prior approval, which would prevent the exchange of any currency (other than Dollars) for Dollars or the remittance of funds outside of such jurisdiction or the unavailability of Dollars in any legal exchange market in such jurisdiction in accordance with normal commercial practice, (ii) a declaration of banking moratorium or any suspension of payments by banks in such jurisdiction or the imposition by such jurisdiction or any Governmental Authority thereof of any moratorium on, the required rescheduling or restructuring of, or required  approval of payments on, any indebtedness in such jurisdiction, (iii) any expropriation, confiscation, nationalization or requisition by such country or any Governmental Authority that directly or indirectly deprives any Borrower of any assets or their use, or of the ability to operate its business or a material part thereof, or (iv) any war (whether or not declared), insurrection, revolution, hostile act, civil strife or similar events occurring in such jurisdiction which has the same effect as the events described in clause (i), (ii) or (iii) above (in each of the cases contemplated in clauses (i) through (iv) above, to the extent occurring or existing on or at any time after the date of this Agreement), or (h) any other circumstance whatsoever (other than payment in full in cash of the Borrower Obligations guaranteed by it hereunder) (with or without notice to or knowledge of the Borrowers or such Guarantor) that constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrowers for the Borrower Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance.  When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Revolving Collateral Agent, the Administrative Agent and any other Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrowers, any other Guarantor or any other Person or against any collateral security or guarantee for the Borrower Obligations guaranteed by such Guarantor hereunder or any right of offset with respect thereto, and any failure by the Revolving Collateral Agent, the Administrative Agent or any other Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from any Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any of the Borrowers, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Revolving Collateral Agent, the Administrative Agent or any other Secured Party against any Guarantor.  For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

2.6           Reinstatement.  The guarantee of any Guarantor contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Borrower Obligations guaranteed by such Guarantor hereunder is rescinded or must otherwise be restored or returned by the Revolving Collateral Agent, the Administrative Agent or any other Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrowers or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

2.7           Payments.  Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim, in Dollars (or in the case of any amount required to be paid in any other currency pursuant to the requirements of the Revolving Credit Agreement or other agreement relating to the respective Obligations, such other currency), at the Administrative Agent’s office specified in subsection 10.2 of the Revolving Credit

Agreement or such other address as may be designated in writing by the Administrative Agent to such Guarantor from time to time in accordance with subsection 10.2 of the Revolving Credit Agreement.

SECTION 3            GRANT OF SECURITY INTEREST

3.1           Grant.  Each Grantor hereby grants, subject to existing licenses to use the Copyrights, Patents, Trademarks and Trade Secrets granted by such Grantor in the ordinary course of business, to the Revolving Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in all of the Collateral of such Grantor, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations of such Grantor, except as provided in subsection 3.3.  The term “Collateral”, as to any Grantor, means the following property (wherever located) now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest, except as provided in subsection 3.3:

(a)           all Accounts;

(b)           all Chattel Paper;

(c)           all Contracts;

(d)           all Documents;

(e)           all Equipment (other than Vehicles);

(f)            all General Intangibles;

(g)           all Instruments;

(h)           all Intellectual Property;

(i)            all Inventory;

(j)            all Investment Property;

(k)           all Letter of Credit Rights;

(l)            all Fixtures;

(m)          all Commercial Tort Claims constituting Commercial Tort Actions described in Schedule 7 (together with any Commercial Tort Actions subject to a further writing provided in accordance with subsection 5.2.12);

(n)           all books and records pertaining to any of the foregoing;

(o)           the Collateral Proceeds Account; and

(p)           to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

provided that, in the case of each Grantor, Collateral shall not include (i) any Pledged Collateral, or any property or assets specifically excluded from Pledged Collateral (including any Capital Stock of any Foreign Subsidiary in excess of 65% of any series of such stock) or (ii) any Restricted Asset.

3.2           Pledged Collateral.  Each Granting Party that is a Pledgor hereby grants to the Revolving Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in all of the Pledged Collateral of such Pledgor now owned or at any time hereafter acquired by such Pledgor, and any Proceeds thereof, as collateral security for the prompt and complete performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations of such Pledgor, except as provided in subsection 3.3; provided that Pledged Collateral shall not include any Restricted Asset.

3.3           Certain Exceptions.  No security interest is or will be granted pursuant hereto in any right, title or interest of any Granting Party under or in (collectively, the “Excluded Assets”):

(a)           any Instruments, Contracts, Chattel Paper, General Intangibles, Copyright Licenses, Patent Licenses, Trademark Licenses, Trade Secret Licenses or other contracts or agreements with or issued by Persons other than Holding, Parent Borrower, a Restricted Subsidiary or an Affiliate thereof, (collectively, “Restrictive Agreements”) that would otherwise be included in the Security Collateral (and such Restrictive Agreements shall not be deemed to constitute a part of the Security Collateral) for so long as, and to the extent that, the granting of such a security interest pursuant hereto would result in a breach, default or termination of such Restrictive Agreements (in each case, except to the extent that, pursuant to the Code or other applicable law, the granting of security interests therein can be made without resulting in a breach, default or termination of such Restrictive Agreements);

(b)           any Equipment or other property that would otherwise be included in the Security Collateral (and such Equipment or other property shall not be deemed to constitute a part of the Security Collateral) if such Equipment or other property (x) is subject to a Lien described in subsection 7.2(h) of the Revolving Credit Agreement in respect of Purchase Money Obligations or Capitalized Lease Obligations or a Lien described in subsection 7.2(o) (with respect to such a Lien described in subsection 7.2(h) of the Revolving Credit Agreement, and consists of Equipment or other property financed or refinanced thereby (including through any financing or refinancing of the acquisition, leasing, construction or improvement of any such assets) and/or any improvements, accessions, proceeds, dividends or distributions in respect of any such assets, and/or any other assets relating to any such assets (including to any such acquisition, leasing, construction or improvement thereof) or any such improvements, accessions, proceeds, dividends or distributions, or (y) is subject to a Lien described in subsection 7.2(h) of the Revolving Credit Agreement in respect of Hedging Obligations, or a Lien described in subsection 7.2(o) (with respect to such a Lien described in subsection 7.2(h) of the Revolving Credit Agreement, and consists of (i) cash, Cash Equivalents, Investment Grade Securities and Temporary Cash Investments, together with proceeds, dividends and distributions in respect thereof, (ii) any assets relating to such assets, proceeds, dividends or distributions or to any Hedging

Obligations, and/or (iii) any other assets consisting of, relating to or arising under or in connection with (A) any Interest Rate Agreements, Currency Agreements or Commodities Agreements or (B) any other agreements, instruments or documents related to any Hedging Obligations or to any of the assets referred to in any of subclauses (i) through (iii) of this clause (y);

(c)           any property that would otherwise be included in the Security Collateral (and such property shall not be deemed to constitute a part of the Security Collateral) if such property (x) has been sold or otherwise transferred in connection with (i) a Special Purpose Financing, (ii) a Sale and Leaseback Transaction the proceeds of which are applied pursuant to subsection 3.4 of the Revolving Credit Agreement if and to the extent required thereby or (iii) an Exempt Sale and Leaseback Transaction, or (y) constitutes the Proceeds or products of any property that has been sold or otherwise transferred pursuant to such Special Purpose Financing, Sale and Leaseback Transaction or Exempt Sale and Leaseback Transaction (other than any payments received by such Granting Party in payment for the sale and transfer of such property in such Special Purpose Financing, Sale and Leaseback Transaction or Exempt Sale and Leaseback Transaction) or (z) is subject to any Liens securing Indebtedness incurred in compliance with subsection 7.1(b)(ix) of the Revolving Credit Agreement, or Liens permitted under subsection 7.2(k)(iv) or 7.2(p)(xii) of the Revolving Credit Agreement;

(d)           Capital Stock which is specifically excluded from the definition of “Pledged Stock” by virtue of the proviso contained in the parenthetical to such definition.

3.4           Intercreditor Relations.  Notwithstanding anything herein to the contrary, it is the understanding of the parties that the Liens granted pursuant to subsections 3.1 and 3.2 hereof shall (x) prior to the Discharge of Term Loan Obligations (as defined in the Intercreditor Agreement), be pari passu and equal in priority to the Liens granted to the Term Loan Collateral Agent for the benefit of the holders of the Term Loan Obligations to secure the Term Loan Obligations pursuant to the applicable Term Loan Document (as defined in the Intercreditor Agreement) and (y) prior to the Discharge of Additional Obligations (as defined in the Intercreditor Agreement), be pari passu and equal in priority to the Liens granted to any Additional Agent for the benefit of the holders of the applicable Additional Obligations to secure such Additional Obligations pursuant to the applicable Additional Collateral Documents (as defined in the Intercreditor Agreement).  The Revolving Collateral Agent acknowledges and agrees that the relative priority of such Liens granted to the Revolving Collateral Agent, the Term Loan Collateral Agent and any Additional Agent may be determined solely pursuant to the Intercreditor Agreement, and not by priority as a matter of law or otherwise.  Notwithstanding anything herein to the contrary, the Liens and security interest granted to the Revolving Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Revolving Collateral Agent hereunder are subject to the provisions of the Intercreditor Agreement.  In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control as among the Revolving Collateral Agent, the Term Loan Collateral Agent and any Additional Agent.  Notwithstanding any other provision hereof, subject to the terms of the Intercreditor Agreement, (x ) for so long as any Term Loan Obligations remain outstanding, any obligation hereunder to physically deliver to the Revolving Collateral Agent any Security Collateral may be satisfied by causing such Security Collateral to be physically delivered to the Term Loan Collateral Agent to be held in accordance with the Intercreditor Agreement and (y) for so long as any Additional Obligations remain outstanding, any obligation hereunder to physically deliver to the Revolving Collateral Agent any Security Collateral may be satisfied by causing such Security Collateral to be physically delivered to any Additional Agent to be held in accordance with the Intercreditor Agreement.

SECTION 4            REPRESENTATIONS AND WARRANTIES

4.1           Representations and Warranties of Each Guarantor.  To induce the Revolving Collateral Agent and the Lenders to enter into the Revolving Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder, each Guarantor hereby represents and warrants to the Revolving Collateral Agent and each other Secured Party that the representations and warranties set forth in Section 4 of the Revolving Credit Agreement as they relate to such Guarantor or to the Loan Documents to which such Guarantor is a party, each of which representations and warranties is hereby incorporated herein by reference, are true and correct in all material respects, and the Revolving Collateral Agent and each other Secured Party shall be entitled to rely on each of such representations and warranties as if fully set forth herein; provided that each reference in each such representation and warranty to the Parent Borrower’s knowledge shall, for the purposes of this subsection 4.1, be deemed to be a reference to such Guarantor’s knowledge.

4.2           Representations and Warranties of Each Grantor.  To induce the Revolving Collateral Agent and the Lenders to enter into the Revolving Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder, each Grantor hereby represents and warrants to the Revolving Collateral Agent and each other Secured Party that, in each case after giving effect to the Transactions:

4.2.1        Title; No Other Liens.  Except for the security interests granted to the Revolving Collateral Agent for the ratable benefit of the Secured Parties pursuant to this Agreement and the other Liens permitted to exist on such Grantor’s Collateral by the Revolving Credit Agreement (including, without limitation, subsection 7.2 thereof), such Grantor owns each item of such Grantor’s Collateral free and clear of any and all Liens.  Except as set forth on Schedule 3, no currently effective financing statement or other similar public notice with respect to any Lien on all or any part of such Grantor’s Collateral is on file or of record in any public office in the United States of America, any state, territory or dependency thereof or the District of Columbia, except such as have been filed in favor of the Revolving Collateral Agent for the ratable benefit of the Secured Parties pursuant to this Agreement or as are in respect of Liens permitted by the Revolving Credit Agreement (including, without limitation, subsection 7.2 thereof) or any other Loan Document or for which termination statements will be delivered on the Closing Date.

4.2.2        Perfected Liens.

(a)           This Agreement is effective to create, as collateral security for the Obligations of such Grantor, valid and enforceable Liens on such Grantor’s Security Collateral in favor of the Revolving Collateral Agent for the benefit of the Secured Parties, except as enforceability may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditor’s rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(b)           Except with regard to (i) Liens (if any) on Specified Assets and (ii) any rights reserved in favor of the United States government as required by law (if any), upon the completion of the Filings and the delivery to and continuing possession by the Revolving Collateral Agent or the Term Loan Collateral Agent acting as agent of the Revolving Collateral Agent for purposes of perfection, as applicable, in accordance with the Intercreditor Agreement, of all Instruments, Chattel Paper and Documents a security interest in which is perfected by possession, and the obtaining and maintenance of “control” (as described in the Code) by the Revolving Collateral Agent or the Term Loan Collateral Agent acting as agent of the Revolving Collateral Agent for purposes of perfection, as applicable (or their respective agents appointed for purposes of perfection), in accordance with the Intercreditor Agreement of the Collateral Proceeds Account, Electronic Chattel Paper and Letter of Credit Rights a security interest in which is perfected by “control” and in the case of Commercial Tort Actions (other than such Commercial Tort Actions listed on Schedule 7 on the date of this Agreement), the taking of the actions required by subsection 5.2.12 herein, the Liens created pursuant to this Agreement will constitute valid Liens on and (to the extent provided herein) perfected security interests in such Grantor’s Security Collateral in favor of the Revolving Collateral Agent for the benefit of the Secured Parties, and will be prior to all other Liens of all other Persons other than Permitted Liens, and enforceable as such as against all other Persons other than Ordinary Course Transferees, except to the extent that the recording of an assignment or other transfer of title to the Revolving Collateral Agent or the Term Loan Collateral Agent or the recording of other applicable documents in the United States Patent and Trademark Office or United States Copyright Office may be necessary for perfection or enforceability, and except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) or by an implied covenant of good faith and fair dealing. As used in this subsection 4.2.2(b), the following terms shall have the following meanings:

“Filings”:  the filing or recording of (i) the Financing Statements as set forth in Schedule 3, (ii) this Agreement or a notice thereof with respect to Intellectual Property as set forth in Schedule 3,  and (iii) any filings after the Closing Date in any other jurisdiction as may be necessary under any Requirement of Law.

“Financing Statements”:  the financing statements delivered to the Revolving Collateral Agent by such Grantor on the Closing Date for filing in the jurisdictions listed in Schedule 4.

“Ordinary Course Transferees”:  (i) with respect to goods only, buyers in the ordinary course of business and lessees in the ordinary course of business to the extent provided in Section 9-320(a) and 9-321 of the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction, (ii) with respect to general intangibles only, licensees in the ordinary course of business to the extent provided in Section 9-321 of the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction and (iii) any other Person who is entitled to take free of the Lien pursuant to the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction.

“Permitted Liens”:  Liens permitted pursuant to the Loan Documents, including, without limitation, those permitted to exist pursuant to subsection 7.2 of the Revolving Credit Agreement.

“Specified Assets”:  the following property and assets of such Grantor:

(1)                                  Patents, Patent Licenses, Trademarks and Trademark Licenses to the extent that (a) Liens thereon cannot be perfected by the filing of financing statements under the Uniform Commercial Code or by the filing and acceptance thereof in the United States Patent and Trademark Office or (b) such Patents, Patent Licenses, Trademarks and Trademark Licenses are not, individually or in the aggregate, material to the business of the Parent Borrower and its Subsidiaries taken as a whole;
(2)                                  Copyrights and Copyright Licenses and Accounts or receivables arising therefrom to the extent that the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction is not applicable to the creation or perfection of Liens thereon;
(3)                                  Collateral for which the perfection of Liens thereon requires filings in or other actions under the laws of jurisdictions outside of the United States of America, any State, territory or dependency thereof or the District of Columbia;
(4)                                  goods included in Collateral received by any Person for “sale or return” within the meaning of Section 2-326 of the Uniform Commercial Code of the applicable jurisdiction, to the extent of claims of creditors of such Person;
(5)                                  Proceeds of Accounts, receivables or Inventory which do not themselves constitute Collateral or which have not been transferred to or deposited in the Collateral Proceeds Account (if any) or a Deposit Account of a Grantor subject to the Revolving Collateral Agent’s control;

(6)                                  Contracts, Accounts or receivables subject to the Assignment of Claims Act;
(7)                                  Fixtures; and
(8)                                  uncertificated securities (to the extent a security interest is not perfected by the filing of a financing statement).

4.2.3                        Jurisdiction of Organization.  On the date hereof, such Grantor’s jurisdiction of organization is specified on Schedule 4.

4.2.4                        Farm Products.  None of such Grantor’s Collateral constitutes, or is the Proceeds of, Farm Products.

4.2.5                        Accounts Receivable.  The amounts represented by such Grantor to the Administrative Agent or the other Secured Parties from time to time as owing by each account debtor or by all account debtors in respect of such Grantor’s Accounts Receivable constituting Security Collateral will at such time be the correct amount, in all material respects, actually owing by such account debtor or debtors thereunder, except to the extent that appropriate reserves therefor have been established on the books of such Grantor in accordance with GAAP.  Unless otherwise indicated in writing to the Administrative Agent, each Account Receivable of such Grantor arises out of a bona fide sale and delivery of goods or rendition of services by such Grantor.  Such Grantor has not given any account debtor any deduction in respect of the amount due under any such Account, except in the ordinary course of business or as such Grantor may otherwise advise the Administrative Agent in writing.

4.2.6                        Patents, Copyrights and Trademarks.  Schedule 5 lists all material Trademarks, material Copyrights and material Patents, in each case, registered in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, and owned by such Grantor in its own name as of the date hereof, and all material Trademark Licenses, all material Copyright Licenses and all material Patent Licenses (including, without limitation, material Trademark Licenses for registered Trademarks, material Copyright Licenses for registered Copyrights and material Patent Licenses for registered Patents) owned by such Grantor in its own name as of the date hereof, in each case, that is solely United States Intellectual Property.

4.3                                 Representations and Warranties of Each Pledgor.   To induce the Revolving Collateral Agent, the Administrative Agent and the Lenders to enter into the Revolving Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder, each Pledgor hereby represents and warrants to the Revolving Collateral Agent and each other Secured Party that:

4.3.1                        Except as provided in subsection 3.3, the shares of Pledged Stock pledged by such Pledgor hereunder constitute (i) in the case of shares of a Domestic Subsidiary, all the issued and outstanding shares of all classes of the Capital Stock of such Domestic Subsidiary owned by such Pledgor and (ii) in the case of any Pledged Stock constituting

Capital Stock of any Foreign Subsidiary, such percentage (not more than 65%) as is specified on Schedule 2 of all the issued and outstanding shares of all classes of the Capital Stock of each such Foreign Subsidiary owned by such Pledgor.

4.3.2                        All the shares of the Pledged Stock pledged by such Pledgor hereunder have been duly and validly issued and are fully paid and nonassessable (or the equivalent, if any, under applicable foreign law).

4.3.3                        Such Pledgor is the record and beneficial owner of, and has good title to, the Pledged Securities pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement and Liens arising by operation of law or permitted by the Revolving Credit Agreement (or described in the definition of “Permitted Lien” in the Revolving Credit Agreement).

4.3.4                        Except with respect to security interests in Pledged Securities (if any) constituting Specified Assets, upon delivery to the Revolving Collateral Agent, or the Term Loan Collateral Agent acting as agent of the Revolving Collateral Agent for purposes of perfection, or any Additional Agent acting as agent of the Revolving Collateral Agent for purposes of perfection, as applicable, in accordance with the Intercreditor Agreement, of the certificates evidencing the Pledged Securities held by such Pledgor together with executed undated stock powers or other instruments of transfer, the security interest created in such Pledged Securities constituting certificated securities by this Agreement, assuming the continuing possession of such Pledged Securities by the Revolving Collateral Agent, or the Term Loan Collateral Agent so acting as agent, or such Additional Agent so acting as agent, as applicable, in accordance with the Intercreditor Agreement, will constitute a valid, perfected first priority (subject, in terms of priority only, to the priority of the Liens of the Term Loan Collateral Agent or any Additional Agent) security interest in such Pledged Securities to the extent provided in and governed by the Code, enforceable in accordance with its terms against all creditors of such Pledgor and any Persons purporting to purchase such Pledged Securities from such Pledgor, except as enforceability may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

4.3.5                        Except with respect to security interests in Pledged Securities (if any) constituting Specified Assets, upon the obtaining and maintenance of “control” (as described in the Code) by the Revolving Collateral Agent, the Term Loan Collateral Agent acting as agent of the Revolving Collateral Agent for purposes of perfection, or any Additional Agent acting as agent of the Revolving Collateral Agent for purposes of perfection (or their respective agents appointed for purposes of perfection), as applicable, in accordance with the Intercreditor Agreement of all Pledged Securities that constitute uncertificated securities, the security interest created by this Agreement in such Pledged Securities that constitute uncertificated securities, will constitute a valid, perfected first priority (subject, in terms of priority only, to the priority of the Liens of the Term Loan Collateral Agent or any Additional Agent) security interest in such Pledged Securities constituting uncertificated securities, enforceable in accordance with its terms against all creditors of such Pledgor and any persons purporting to purchase such Pledged Securities from such Pledgor, to the extent provided in and governed by the Code, except as enforceability may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

SECTION 5                                   COVENANTS

5.1                                 Covenants of Each Guarantor.  Each Guarantor covenants and agrees with the Revolving Collateral Agent and the other Secured Parties that, from and after the date of this Agreement until the earliest to occur of (i) the date upon which the Loans, any Reimbursement Obligations and all other Obligations then due and owing, shall have been paid in full in cash, no Letter of Credit shall be outstanding (except for Letters of Credit that have been cash collateralized in a manner satisfactory to the Issuing Bank) and the Revolving Commitments shall have terminated, (ii) as to any Guarantor, the date upon which all the Capital Stock of such Guarantor shall have been sold or otherwise disposed of (to a Person other than the Parent Borrower or a Restricted Subsidiary) in accordance with the terms of the Revolving Credit Agreement or (iii) as to any Guarantor, the designation of such Guarantor as an Unrestricted Subsidiary, such Guarantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Guarantor or any of its Restricted Subsidiaries.

5.2                                 Covenants of Each Grantor.  Each Grantor covenants and agrees with the Revolving Collateral Agent and the other Secured Parties that, from and after the date of this Agreement until the earlier to occur of (i) the date upon which the Loans, Reimbursement Obligations and all other Obligations then due and owing shall have been paid in full in cash, no Letter of Credit shall be outstanding (except for Letters of Credit that have been cash collateralized in a manner satisfactory to the Issuing Bank) and the Revolving Commitments shall have terminated, (ii) as to any Grantor, the date upon which all the Capital Stock of such Grantor shall have been sold or otherwise disposed of (to a Person other than the Parent Borrower or a Restricted Subsidiary) in accordance with the terms of the Revolving Credit Agreement or (iii) as to any Grantor, the designation of such Grantor as an Unrestricted Subsidiary:

5.2.1                        Delivery of Instruments and Chattel Paper.  If any amount payable under or in connection with any of such Grantor’s Collateral shall be or become evidenced by any Instrument or Chattel Paper, such Grantor shall (except as provided in the following sentence) be entitled to retain possession of all Collateral of such Grantor evidenced by any Instrument or Chattel Paper, and shall hold all such Collateral in trust for the Revolving Collateral Agent, for the ratable benefit of the Secured Parties.  In the event that an Event of Default shall have occurred and be continuing, upon the request of the Revolving Collateral Agent, or the Term Loan Collateral Agent, or any Additional Agent, as applicable, in accordance with the Intercreditor Agreement, such Instrument or Chattel Paper shall be promptly delivered to the Revolving Collateral Agent, or the Term Loan Collateral Agent, or any Additional Agent, as applicable, in accordance with the Intercreditor

Agreement, duly indorsed in a manner satisfactory to the Revolving Collateral Agent, or the Term Loan Collateral Agent, or any Additional Agent, as applicable, in accordance with the Intercreditor Agreement, to be held as Collateral pursuant to this Agreement.  Such Grantor shall not permit any other Person to possess any such Collateral at any time other than in connection with any sale or other disposition of such Collateral in a transaction permitted by the Revolving Credit Agreement.

5.2.2                        Maintenance of Insurance.  Such Grantor will maintain with financially sound and reputable insurance companies insurance on, or self insure, all property material to the business of the Parent Borrower and its Subsidiaries, taken as a whole, in at least such amounts and against at least such risks (but including in any event public liability, product liability and business interruption) as are consistent with the past practices of the Parent Borrower and its Subsidiaries and otherwise as are usually insured against in the same general area by companies engaged in the same or a similar business; furnish to the Revolving Collateral Agent, upon written request, information in reasonable detail as to the insurance carried.

5.2.3                        Payment of Obligations.  Such Grantor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all material taxes, assessments and governmental charges or levies imposed upon such Grantor’s Collateral or in respect of income or profits therefrom, as well as all material claims of any kind (including, without limitation, material claims for labor, materials and supplies) against or with respect to such Grantor’s Collateral, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor and except to the extent that failure to do so, in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

5.2.4                        Maintenance of Perfected Security Interest; Further Documentation.

(a)                                  Such Grantor shall maintain the security interest created by this Agreement in such Grantor’s Collateral as a security interest having at least the perfection and priority described in subsection 4.2.2 of this Agreement and shall defend such security interest against the claims and demands of all Persons whomsoever.

(b)                                 Such Grantor will furnish to the Revolving Collateral Agent from time to time statements and schedules further identifying and describing such Grantor’s Collateral and such other reports in connection with such Grantor’s Collateral as the Revolving Collateral Agent may reasonably request in writing, all in reasonable detail.

(c)                                  At any time and from time to time, upon the written request of the Revolving Collateral Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Revolving Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted by such Grantor, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby.

5.2.5                        Changes in Name, Jurisdiction of Organization, etc.  Such Grantor will not, except upon not less than 30 days’ prior written notice to the Revolving Collateral Agent, change its name or jurisdiction of organization (whether by merger of otherwise); provided that, promptly after receiving a written request therefor from the Revolving Collateral Agent, such Grantor shall deliver to the Revolving Collateral Agent all additional financing statements and other documents reasonably requested by the Revolving Collateral Agent to maintain the validity, perfection and priority of the security interests as and to the extent provided for herein.

5.2.6                        Notices.  Such Grantor will advise the Revolving Collateral Agent promptly, in reasonable detail, of:

(a)                                  any Lien (other than security interests created hereby or Liens permitted under the Revolving Credit Agreement or Liens described in the definition of “Permitted Lien” in the Revolving Credit Agreement) on any of such Grantor’s Collateral which would materially adversely affect the ability of the Revolving Collateral Agent to exercise any of its remedies hereunder; and

(b)                                 the occurrence of any other event which would reasonably be expected to have a material adverse effect on the security interests created hereby.

5.2.7                        Pledged Stock.  In the case of each Grantor that is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Pledged Stock issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Revolving Collateral Agent promptly in writing of the occurrence of any of the events described in subsection 5.3.1 with respect to the Pledged Stock issued by it and (iii) the terms of subsections 6.3(c) and 6.7 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to subsection 6.3(c) or 6.7 with respect to the Pledged Stock issued by it.

5.2.8                        Accounts Receivable.

(a)                                  With respect to Accounts Receivable constituting Collateral, other than in the ordinary course of business or as permitted by the Loan Documents, such Grantor will not (i) grant any extension of the time of payment of any of such Grantor’s Accounts Receivable, (ii) compromise or settle any such Account Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Account Receivable, (iv) allow any credit or discount whatsoever on any such Account Receivable or (v) amend, supplement or modify any Account Receivable unless such extensions, compromises, settlements, releases, credits or discounts would not reasonably be expected to materially adversely affect the value of the Accounts Receivable constituting Collateral taken as a whole.

(b)                                 Such Grantor will deliver to the Revolving Collateral Agent a copy of each material demand, notice or document received by it that questions or calls into doubt the validity or enforceability of more than 10% of the aggregate amount of the then outstanding Accounts Receivable.

5.2.9                        Maintenance of Records.  Such Grantor will keep and maintain at its own cost and expense reasonably satisfactory and complete records of its Collateral, including, without limitation, a record of all payments received and all credits granted with respect to such Collateral, and shall mark such records to evidence this Agreement and the Liens and the security interests created hereby.

5.2.10                  Acquisition of Intellectual Property.  Within 90 days after the end of each calendar year, such Grantor will notify the Revolving Collateral Agent of any acquisition by such Grantor of (i) any registration of any material Copyright, Patent or Trademark or (ii) any exclusive rights under a material Copyright License, Patent License or Trademark License constituting Collateral, and shall take such actions as may be reasonably requested by the Revolving Collateral Agent (but only to the extent such actions are within such Grantor’s control) to perfect the security interest granted to the Revolving Collateral Agent and the other Secured Parties therein, to the extent provided herein in respect of any Copyright, Patent or Trademark constituting Collateral on the date hereof, by (x) the execution and delivery of an amendment or supplement to this Agreement (or amendments to any such agreement previously executed or delivered by such Grantor) and/or (y) the making of appropriate filings (I) of financing statements under the Uniform Commercial Code of any applicable jurisdiction and/or (II) in the United States Patent and Trademark Office, or with respect to Copyrights and Copyright Licenses, another applicable office.

5.2.11                  Protection of Trade Secrets.  Such Grantor shall take all steps which it deems commercially reasonable to preserve and protect the secrecy of all material Trade Secrets of such Grantor.

5.2.12                  Commercial Tort Actions.  All Commercial Tort Actions of each Grantor in existence on the date of this Agreement, known to such Grantor after reasonable inquiry, are described in Schedule 7 hereto.  If any Grantor shall at any time after the date of this Agreement acquire a Commercial Tort Action in an amount (taking the greater of the aggregate claimed damages thereunder or the reasonably estimated value thereof) of $3,000,000, such Grantor shall promptly notify the Revolving Collateral Agent thereof in a writing signed by such Grantor and describing the details thereof and shall grant to the Revolving Collateral Agent in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Revolving Collateral Agent.

5.3                                 Covenants of Each Pledgor.  Each Pledgor covenants and agrees with the Revolving Collateral Agent and the other Secured Parties that, from and after the date of this Agreement until the earliest to occur of (i) the Loans and all other Obligations then due and owing shall have been paid in full in cash, no Letter of Credit shall be outstanding (except for Letters of Credit that have been cash collateralized in a manner satisfactory to the Issuing Bank) and the

Revolving Commitments shall have terminated, (ii) as to any Pledgor, all the Capital Stock of such Pledgor shall have been sold or otherwise disposed of (to a Person other than the Parent Borrower or a Restricted Subsidiary) as permitted under the terms of the Revolving Credit Agreement or (iii) the designation of such Pledgor as an Unrestricted Subsidiary:

5.3.1                        Additional Shares.  If such Pledgor shall, as a result of its ownership of its Pledged Stock, become entitled to receive or shall receive any stock certificate (including, without limitation, any stock certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), stock option or similar rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Pledgor shall accept the same as the agent of Revolving Collateral Agent and the other Secured Parties, hold the same in trust for the Revolving Collateral Agent and the other Secured Parties and deliver the same forthwith to the Revolving Collateral Agent (who will hold the same on behalf of the Secured Parties), or the Term Loan Collateral Agent or any Additional Agent, as applicable, in accordance with the Intercreditor Agreement, in the exact form received, duly indorsed by such Pledgor to the Revolving Collateral Agent, or the Term Loan Collateral Agent or any Additional Agent, as applicable, in accordance with the Intercreditor Agreement, if required, or accompanied by an undated stock power covering such certificate duly executed in blank by such Pledgor, to be held by the Revolving Collateral Agent, the Term Loan Collateral Agent or any Additional Agent, as applicable, in accordance with the Intercreditor Agreement, subject to the terms hereof, as additional collateral security for the Obligations (subject to subsection 3.3 and provided that in no event shall there be pledged, nor shall any Pledgor be required to pledge, (i) more than 65% of any series of the outstanding Capital Stock of any Foreign Subsidiary pursuant to this Agreement or (ii) any Restricted Assets).  Any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of any Issuer (except any liquidation or dissolution of any Subsidiary of the Parent Borrower permitted by the Revolving Credit Agreement) shall be paid over to the Revolving Collateral Agent, or the Term Loan Collateral Agent or any Additional Agent, as applicable, in accordance with the Intercreditor Agreement to be held by the Revolving Collateral Agent, or the Term Loan Collateral Agent or any Additional Agent, as applicable, in accordance with the Intercreditor Agreement subject to the terms hereof as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Stock or any property shall be distributed upon or with respect to the Pledged Stock pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Revolving Collateral Agent, be delivered to the Revolving Collateral Agent, the Term Loan Collateral Agent or any Additional Agent, as applicable, in accordance with the Intercreditor Agreement, to be held by the Revolving Collateral Agent, the Term Loan Collateral Agent or any Additional Agent, as applicable, in accordance with the Intercreditor Agreement subject to the terms hereof as additional collateral security for the Obligations, in each case except as otherwise provided by the Intercreditor Agreement.  If any sums of money or property so paid or distributed in respect of the Pledged Stock shall be received by such Pledgor, such Pledgor shall, until such money or property is paid or delivered to the Revolving Collateral Agent, the Term Loan Collateral Agent or any Additional Agent, as applicable, in accordance with the Intercreditor Agreement, hold such money or property in trust for the Secured Parties, segregated from other funds of such Pledgor, as additional collateral security for the Obligations.

5.3.2                        Maintenance of Pledged Stock.  Without the prior written consent of the Revolving Collateral Agent, such Pledgor will not (except as permitted by the Revolving Credit Agreement) (i) vote to enable, or take any other action to permit, any Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into, or granting the right to purchase or exchange for, any stock or other equity securities of any nature of any Issuer, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Securities or Proceeds thereof, (iii) create, incur or permit to exist any Lien or option in favor of, or any material adverse claim of any Person with respect to, any of the Pledged Securities or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or Liens arising by operation of law or (iv) enter into any agreement or undertaking restricting the right or ability of such Pledgor or the Revolving Collateral Agent to sell, assign or transfer any of the Pledged Securities or Proceeds thereof.

5.3.3                        Pledged Notes.  Such Pledgor shall, on the date of this Agreement (or on such later date upon which it becomes a party hereto pursuant to subsection 9.15), deliver to the Revolving Collateral Agent, or the Term Loan Collateral Agent or any Additional Agent, as applicable, in accordance with the Intercreditor Agreement, all Pledged Notes then held by such Pledgor (excluding any Pledged Note the principal amount of which does not exceed $3,000,000), endorsed in blank or, at the request of the Revolving Collateral Agent, or the Term Loan Collateral Agent or any Additional Agent, as applicable, in accordance with the Intercreditor Agreement, endorsed to the Revolving Collateral Agent, the Term Loan Collateral Agent or any Additional Agent, as applicable, in accordance with the Intercreditor Agreement.  Furthermore, within ten Business Days after any Pledgor obtains a Pledged Note with a principal amount in excess of $3,000,000, such Pledgor shall cause such Pledged Note to be delivered to the Revolving Collateral Agent, the Term Loan Collateral Agent, or any Additional Agent, as applicable, in accordance with the Intercreditor Agreement, endorsed in blank or, at the request of the Revolving Collateral Agent, the Term Loan Collateral Agent or any Additional Agent, as applicable, in accordance with the Intercreditor Agreement, endorsed to the Revolving Collateral Agent, the Term Loan Collateral Agent or any Additional Agent, as applicable, in accordance with the Intercreditor Agreement.

5.3.4                        Maintenance of Security Interest.  Such Pledgor shall maintain the security interest created by this Agreement in such Pledgor’s Pledged Collateral as a security interest having at least the perfection and priority described in subsection 4.3.4 or 4.3.5, as applicable, and shall defend such security interest against the claims and demands of all Persons whomsoever.  At any time and from time to time, upon the written request of the Revolving Collateral Agent and at the sole expense of such Pledgor, such Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Revolving Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted by such Pledgor.

5.3.5                        Additional Pledged Stock.  (a)    At such time as any Home Warranty Subsidiary or Captive Insurance Subsidiary is no longer subject to regulation (and that has no Subsidiary that is subject to regulation) as an insurance, home warranty, service contract or similar company, as the case may be, (1) within 60 days of such time, the relevant Pledgors shall deliver the certificates, if any, constituting the New Pledged Stock, if any, issued by such Home Warranty Subsidiary or Captive Insurance Subsidiary to the Revolving Collateral Agent (who will hold the same on behalf of the Secured Parties), or the Term Loan Collateral Agent or any Additional Agent, as applicable, in accordance with the Intercreditor Agreement, in the exact form received, duly indorsed by such Pledgor to the Revolving Collateral Agent, or the Term Loan Collateral Agent or any Additional Agent, as applicable, in accordance with the Intercreditor Agreement, if required, or accompanied by an undated stock power covering such certificate duly executed in blank by such Pledgor, to be held by the Revolving Collateral Agent, or the Term Loan Collateral Agent or any Additional Agent, as applicable, in accordance with the Intercreditor Agreement, subject to the terms hereof, as additional collateral security for the Obligations (subject to subsection 3.3 and provided that in no event shall there be pledged, nor shall any Pledgor be required to pledge, (i)  more than 65% of any series of the outstanding Capital Stock of any Foreign Subsidiary pursuant to this Agreement or (ii) any Restricted Assets) and (2) on the date that is 60 days after such time, such New Pledged Stock shall be deemed “Pledged Stock” for all purposes under this Agreement, and Schedule 2 shall be deemed amended to include the issuers of such New Pledged Stock as “Issuers” hereunder.

(b)                               At such time as (i) the Instar Group Pledge Agreement is terminated (provided it is not replaced by any new agreement granting a Lien on the Capital Stock of any Instar Entity in favor of Steward or any of its Subsidiaries)  and (ii) the Liens on all Capital Stock of the Instar Entities created thereunder are permanently released, (1) within 60 days of such termination and release, the relevant Pledgors shall deliver the certificates, if any, constituting the Instar Pledged Stock to the Revolving Collateral Agent (who will hold the same on behalf of the Secured Parties), or the Term Loan Collateral Agent or any Additional Agent, as applicable, in accordance with the Intercreditor Agreement, in the exact form received, duly indorsed by such Pledgor to the Revolving Collateral Agent, or the Term Loan Collateral Agent or any Additional Agent, as applicable, in accordance with the Intercreditor Agreement, if required, or accompanied by an undated stock power covering such certificate duly executed in blank by such Pledgor, to be held by the Revolving Collateral Agent, or the Term Loan Collateral Agent or any Additional Agent, as applicable, in accordance with the Intercreditor Agreement, subject to the terms hereof, as additional collateral security for the Obligations (subject to subsection 3.3 and provided that in no event shall there be pledged, nor shall any Pledgor be required to pledge, (i)  more than 65% of any series of the outstanding Capital Stock of any Foreign Subsidiary pursuant to this Agreement or (ii) any Restricted Assets) and (2) on the date that is 60 days after such termination and release, the Instar Pledged Stock shall be deemed “Pledged Stock” for all purposes under this Agreement, and Schedule 2 shall be deemed amended to include the issuers of the Instar Pledged Stock as “Issuers” hereunder.

5.4                                 Covenants of Holding.  Holding covenants and agrees with the Revolving Collateral Agent and the other Secured Parties that, from and after the date of this Agreement until the Loans, and all other Obligations then due and owing, shall have been paid in full in cash, no Letter of Credit shall be outstanding (except for Letters of Credit that have been cash collateralized in a manner satisfactory to the Issuing Bank) and the Revolving Commitments shall have terminated, Holding: shall not conduct, transact or otherwise engage, or commit to conduct, transact or otherwise engage, in any business or operations other than (i) transactions contemplated by the Loan Documents or the provision of administrative, legal, accounting and management services to, or on behalf of, any of its Subsidiaries, (ii) the acquisition and ownership of the Capital Stock of any of its Subsidiaries and the exercise of rights and performance of obligations in connection therewith, (iii) the entry into, and exercise of rights and performance of obligations in respect of (A) the Transaction Documents, this Agreement and any other Loan Documents to which it is a party; any other agreement to which it is a party on the date hereof; and any guarantee of Indebtedness or other obligations of any of its Subsidiaries permitted pursuant to the Loan Documents; in each case as amended, supplemented waived or otherwise modified from time to time, and any refinancings, refundings, renewals or extensions thereof, (B) contracts and agreements with officers, directors and employees of it or any Subsidiary thereof relating to their employment or directorships, (C) insurance policies and related contracts and agreements, and (D) subscription agreements, registration rights agreements, voting and other stockholder agreements, engagement letters, underwriting agreements and other agreements in respect of its securities or any offering, issuance or sale thereof, including but not limited to in respect of the Management Subscription Agreements, (iv) the offering, issuance, sale and repurchase or redemption of, and dividends or distributions on its securities, (v) the filing of registration statements, and compliance with applicable reporting and other obligations, under federal, state or other securities laws, (vi) the listing of its securities and compliance with applicable reporting and other obligations in connection therewith, (vii) the retention of (and the entry into, and exercise of rights and performance of obligations in respect of, contracts and agreements with) transfer agents, private placement agents, underwriters, counsel, accountants and other advisors and consultants, (viii) the performance of obligations under and compliance with its certificate of incorporation and by-laws, or any applicable law, ordinance, regulation, rule, order, judgment, decree or permit, including, without limitation, as a result of or in connection with the activities of its Subsidiaries, (ix) the incurrence and payment of its operating and business expenses and any taxes for which it may be liable, (x) making loans to or other Investments in, or incurrence of Indebtedness from, its Subsidiaries, as and to the extent not prohibited by the Revolving Credit Agreement and (xi) other activities incidental or related to the foregoing.  This subsection 5.4 shall not be construed to limit the incurrence of Indebtedness by Holding to any Person (subject to the preceding clause (x)).

SECTION 6                                   REMEDIAL PROVISIONS

6.1                                 Certain Matters Relating to Accounts.

(a)                                  At any time and from time to time after the occurrence and during the continuance of an Event of Default, the Revolving Collateral Agent shall have the right to make test verifications of the Accounts Receivable in any reasonable manner and through any reasonable medium that it reasonably considers advisable, and the relevant Grantor shall furnish all such assistance and information as the Revolving Collateral Agent may reasonably require in connection with such test verifications.  At any time and from time to time after the occurrence and during the continuance of an Event of Default, upon the Revolving Collateral Agent’s reasonable request and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others reasonably satisfactory to the Revolving Collateral Agent to furnish to the Revolving Collateral Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts Receivable constituting Collateral.

(b)                                 The Revolving Collateral Agent hereby authorizes each Grantor to collect such Grantor’s Accounts Receivable and the Revolving Collateral Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default specified in subsection 8(a) of the Revolving Credit Agreement.  If required by the Revolving Collateral Agent at any time after the occurrence and during the continuance of an Event of Default specified in subsection 8(a) of the Revolving Credit Agreement, any Proceeds constituting payments or other cash proceeds of Accounts Receivable constituting Collateral, when collected by such Grantor, (i) shall be forthwith (and, in any event, within two Business Days of receipt by such Grantor) deposited in, or otherwise transferred by such Grantor to, the Collateral Proceeds Account, subject to withdrawal by the Revolving Collateral Agent for the account of the Secured Parties only as provided in subsection 6.5, and (ii) until so turned over, shall be held by such Grantor in trust for the Revolving Collateral Agent and the other Secured Parties, segregated from other funds of such Grantor.  All Proceeds constituting collections or other cash proceeds of Accounts Receivable constituting Collateral while held by the Collateral Account Bank (or by any Grantor in trust for the benefit of the Revolving Collateral Agent and the other Secured Parties) shall continue to be collateral security for all of the Obligations and shall not constitute payment thereof until applied as hereinafter provided.  At any time when an Event of Default specified in subsection 8(a) of the Revolving Credit Agreement has occurred and is continuing, at the Revolving Collateral Agent’s election, each of the Revolving Collateral Agent and the Administrative Agent may apply all or any part of the funds on deposit in the Collateral Proceeds Account established by the relevant Grantor to the payment of the Obligations of such Grantor then due and owing, such application to be made as set forth in subsection 6.5 hereof.  So long as no Event of Default has occurred and is continuing, the funds on deposit in the Collateral Proceeds Account shall be remitted as provided in subsection 6.1(d) hereof.

(c)                                  At any time and from time to time after the occurrence and during the continuance of an Event of Default specified in subsection 8(a) of the Revolving Credit Agreement, at the Revolving Collateral Agent’s request, each Grantor shall deliver to the Revolving Collateral Agent copies or, if required by the Revolving Collateral Agent for the enforcement thereof or foreclosure thereon, originals of all documents held by such Grantor evidencing, and relating to, the agreements and transactions which gave rise to such Grantor’s Accounts Receivable constituting Collateral, including, without limitation, all statements relating to such Grantor’s Accounts Receivable constituting Collateral and all orders, invoices and shipping receipts.

(d)                                 So long as no Event of Default has occurred and is continuing, the Revolving Collateral Agent shall instruct the Collateral Account Bank to promptly remit any funds on deposit in each Grantor’s Collateral Proceeds Account to such Grantor’s General Fund Account or any other account designated by such Grantor.  In the event that an Event of Default has occurred and is continuing, the Revolving Collateral Agent and the Grantors agree that the Revolving Collateral Agent, at its option, may require that each Collateral Proceeds Account and the General Fund Account of each Grantor be established at the Revolving Collateral Agent.  Each Grantor shall have the right, at any time and from time to time, to withdraw such of its own funds from its own General Fund Account, and to maintain such balances in its General Fund Account, as it shall deem to be necessary or desirable.

6.2                                 Communications with Obligors; Grantors Remain Liable.

(a)                                  The Revolving Collateral Agent in its own name or in the name of others, may at any time and from time to time after the occurrence and during the continuance of an Event of Default specified in subsection 8(a) of the Revolving Credit Agreement, communicate with obligors under the Accounts Receivable and parties to the Contracts (in each case, to the extent constituting Collateral) to verify with them to the Revolving Collateral Agent’s satisfaction the existence, amount and terms of any Accounts Receivable or Contracts.

(b)                                 Upon the request of the Revolving Collateral Agent at any time after the occurrence and during the continuance of an Event of Default specified in subsection 8(a) of the Revolving Credit Agreement, each Grantor shall notify obligors on such Grantor’s Accounts Receivable and parties to such Grantor’s Contracts (in each case, to the extent constituting Collateral) that such Accounts Receivable and such Contracts have been assigned to the Revolving Collateral Agent, for the ratable benefit of the Secured Parties, and that payments in respect thereof shall be made directly to the Revolving Collateral Agent.

(c)                                  Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of such Grantor’s Accounts Receivable to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto.  None of the Revolving Collateral Agent, the Administrative Agent or any other Secured Party shall have any obligation or liability under any Account Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Revolving Collateral Agent or any other Secured Party of any payment relating thereto, nor shall the Revolving Collateral Agent or any other Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Account Receivable (or any agreement giving rise thereto) to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times.

6.3                         Pledged Stock

.(a)                               Unless an Event of Default shall have occurred and be continuing and the Revolving Collateral Agent shall have given notice to the relevant Pledgor of the Revolving Collateral

Agent’s intent to exercise its corresponding rights pursuant to subsection 6.3(b) of this Agreement, each Pledgor shall be permitted to receive all cash dividends and distributions paid in respect of the Pledged Stock (subject to the last two sentences of subsection 5.3.1 of this Agreement) and all payments made in respect of the Pledged Notes, to the extent permitted in the Revolving Credit Agreement, and to exercise all voting and corporate rights with respect to the Pledged Stock; provided, however, that no vote shall be cast or corporate right exercised or such other action taken (other than in connection with a transaction expressly permitted by the Revolving Credit Agreement) which, in the Revolving Collateral Agent’s reasonable judgment, would materially impair the Pledged Stock or the related rights or remedies of the Secured Parties or which would be inconsistent with or result in any violation of any provision of the Revolving Credit Agreement, this Agreement or any other Loan Document.

(b)                                 If an Event of Default shall occur and be continuing and the Revolving Collateral Agent shall give notice of its intent to exercise such rights to the relevant Pledgor or Pledgors, (i) the Revolving Collateral Agent, the Term Loan Collateral Agent or any Additional Agent, as applicable, in accordance with the terms of the Intercreditor Agreement, shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Pledged Stock and make application thereof to the Obligations of the relevant Pledgor in such order as is provided in subsection 6.5, and (ii) any or all of the Pledged Stock shall be registered in the name of the Revolving Collateral Agent or its nominee, the Term Loan Collateral Agent or any Additional Agent or the respective nominee thereof, and the Revolving Collateral Agent or its nominee, the Term Loan Collateral Agent or any Additional Agent or the respective nominee thereof, as applicable, in accordance with the terms of the Intercreditor Agreement, may thereafter exercise (x) all voting, corporate and other rights pertaining to such Pledged Stock at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by the relevant Pledgor or the Revolving Collateral Agent, the Term Loan Collateral Agent or any Additional Agent, as applicable, in accordance with the terms of the Intercreditor Agreement, of any right, privilege or option pertaining to such Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Revolving Collateral Agent, the Term Loan Collateral Agent or any Additional Agent, as applicable, in accordance with the terms of the Intercreditor Agreement, may reasonably determine), all without liability (other than for its gross negligence or willful misconduct) except to account for property actually received by it, but the Revolving Collateral Agent, or the Term Loan Collateral Agent or any Additional Agent, as applicable, shall have no duty to any Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing, provided that the Revolving Collateral Agent, the Term Loan Collateral Agent or any Additional Agent, as applicable, shall not exercise any voting or other consensual rights pertaining to the Pledged Stock in any way that would constitute an exercise of the remedies described in subsection 6.6 other than in accordance with subsection 6.6.

(c)                                  Each Pledgor hereby authorizes and instructs each Issuer or maker of any Pledged Securities pledged by such Pledgor hereunder to (i) comply with any instruction received by it from the Revolving Collateral Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Pledgor, and each Pledgor agrees that each Issuer or maker shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged Securities directly to the Revolving Collateral Agent.

6.4                                 Proceeds to Be Turned Over to the Revolving Collateral Agent.  In addition to the rights of the Revolving Collateral Agent and the other Secured Parties specified in subsection 6.1 with respect to payments of Accounts Receivable constituting Collateral, if an Event of Default shall occur and be continuing, and the Revolving Collateral Agent shall have instructed any Grantor to do so, all Proceeds of Collateral received by such Grantor consisting of cash, checks and other Cash Equivalent items shall be held by such Grantor in trust for the Revolving Collateral Agent and the other Secured Parties hereto, or the Term Loan Collateral Agent and the other Secured Parties (as defined in the Term Loan Guarantee and Collateral Agreement) or any Additional Agent and the other applicable Additional Secured Parties (as defined in the Intercreditor Agreement), as applicable, in accordance with the terms of the Intercreditor Agreement, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Revolving Collateral Agent, the Term Loan Collateral Agent or any Additional Agent, as applicable, in accordance with the terms of the Intercreditor Agreement (or their respective agents appointed for purposes of perfection), in the exact form received by such Grantor (duly indorsed by such Grantor to the Revolving Collateral Agent, Term Loan Collateral Agent or any Additional Agent, as applicable, in accordance with the terms of the Intercreditor Agreement, if required).  Subject to the terms of the Intercreditor Agreement, all Proceeds of Collateral received by the Revolving Collateral Agent hereunder shall be held by the Revolving Collateral Agent in the relevant Collateral Proceeds Account maintained under its sole dominion and control.  All Proceeds of Collateral while held by the Revolving Collateral Agent in such Collateral Proceeds Account (or by the relevant Grantor in trust for the Revolving Collateral Agent and the other Secured Parties) shall continue to be held as collateral security for all the Obligations of such Grantor and shall not constitute payment thereof until applied as provided in subsection 6.5.

6.5                                 Application of Proceeds.  It is agreed that if an Event of Default shall occur and be continuing, any and all Proceeds of the relevant Granting Party’s Collateral (as defined in the Revolving Credit Agreement) received by the Revolving Collateral Agent (whether from the relevant Granting Party or otherwise) shall be held by the Revolving Collateral Agent for the benefit of the Secured Parties as collateral security for the Obligations of the relevant Granting Party (whether matured or unmatured), and/or then or at any time thereafter may, in the sole discretion of the Revolving Collateral Agent, be applied by the Revolving Collateral Agent against the Obligations of the relevant Granting Party then due and owing in the order of priority set forth in the Intercreditor Agreement.

6.6                                 Code and Other Remedies.  If an Event of Default shall occur and be continuing, the Revolving Collateral Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations to the extent permitted by applicable law, all rights and remedies of a secured party under the Code or any other applicable law.  Without limiting the generality of the foregoing, to the extent permitted by applicable law, the Revolving Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Granting Party or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances, forthwith (subject to the terms of any documentation governing any Special Purpose Financing) collect, receive, appropriate and realize upon the Security Collateral, or any part thereof, and/or may forthwith, subject to any existing reserved rights or licenses, sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Security Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Revolving Collateral Agent or any other Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk.  The Revolving Collateral Agent or any other Secured Party shall have the right, to the extent permitted by law, upon any such sale or sales, to purchase the whole or any part of the Security Collateral so sold, free of any right or equity of redemption in such Granting Party, which right or equity is hereby waived and released.  Each Granting Party further agrees, at the Revolving Collateral Agent’s request (subject to the terms of any documentation governing any Special Purpose Financing), to assemble the Security Collateral and make it available to the Revolving Collateral Agent at places which the Revolving Collateral Agent shall reasonably select, whether at such Granting Party’s premises or elsewhere.  The Revolving Collateral Agent shall apply the net proceeds of any action taken by it pursuant to this subsection 6.6, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Security Collateral or in any way relating to the Security Collateral or the rights of the Revolving Collateral Agent and the other Secured Parties hereunder, including, without limitation, reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Obligations of the relevant Granting Party then due and owing, in the order of priority specified in subsection 6.5 above, and only after such application and after the payment by the Revolving Collateral Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a)(3) of the Code, need the Revolving Collateral Agent account for the surplus, if any, to such Granting Party.  To the extent permitted by applicable law, (i) such Granting Party waives all claims, damages and demands it may acquire against the Revolving Collateral Agent or any other Secured Party arising out of the repossession, retention or sale of the Security Collateral, other than any such claims, damages and demands that may arise from the gross negligence or willful misconduct of any of the Revolving Collateral Agent or such other Secured Party, and (ii) if any notice of a proposed sale or other disposition of Security Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

6.7                                 Registration Rights.

(a)                                  If the Revolving Collateral Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to subsection 6.6, and if in the reasonable opinion of the

Revolving Collateral Agent it is necessary or reasonably advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Pledgor will use its reasonable best efforts to cause the Issuer thereof to (i) execute and deliver, and use its best efforts to cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the reasonable opinion of the Revolving Collateral Agent, necessary or advisable to register such Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its reasonable best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of not more than one year from the date of the first public offering of such Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the reasonable opinion of the Revolving Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto.  Such Pledgor agrees to use its reasonable best efforts to cause such Issuer to comply with the provisions of the securities or “Blue Sky” laws of any and all states and the District of Columbia that the Revolving Collateral Agent shall reasonably designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) that will satisfy the provisions of Section 11(a) of the Securities Act.

(b)                                 Such Pledgor recognizes that the Revolving Collateral Agent may be unable to effect a public sale of any or all such Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof.  Such Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, to the extent permitted by applicable law, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner.  The Revolving Collateral Agent shall not be under any obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

(c)                                  Such Pledgor agrees to use its reasonable best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of such Pledged Stock pursuant to this subsection 6.7 valid and binding and in compliance with any and all other applicable Requirements of Law.  Such Pledgor further agrees that a breach of any of the covenants contained in this subsection 6.7 will cause irreparable injury to the Revolving Collateral Agent and the Lenders, that the Revolving Collateral Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this subsection 6.7 shall be specifically enforceable against such Pledgor, and, to the extent permitted by applicable law, such Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred or is continuing under the Revolving Credit Agreement.

6.8                                 Waiver; Deficiency  Each Granting Party shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Security Collateral are insufficient to pay in full, the Loans, Reimbursement Obligations constituting Obligations of such Granting Party and, to the extent then due and owing, all other Obligations of such Granting Party and the reasonable fees and disbursements of any attorneys employed by the Revolving Collateral Agent or any other Secured Party to collect such deficiency.

SECTION 7                                   THE COLLATERAL AGENT

7.1                                 Revolving Collateral Agent’s Appointment as Attorney-in-Fact, etc.

(a)                                  Each Granting Party hereby irrevocably constitutes and appoints the Revolving Collateral Agent and any authorized officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Granting Party and in the name of such Granting Party or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be reasonably necessary or desirable to accomplish the purposes of this Agreement to the extent permitted by applicable law, provided that the Revolving Collateral Agent agrees not to exercise such power except upon the occurrence and during the continuance of any Event of Default.  Without limiting the generality of the foregoing, at any time when an Event of Default has occurred and is continuing (in each case to the extent permitted by applicable law), (x) each Pledgor hereby gives the Revolving Collateral Agent the power and right, on behalf of such Pledgor, without notice or assent by such Pledgor, to execute, in connection with any sale provided for in subsection 6.6(a) or 6.7, any indorsements, assessments or other instruments of conveyance or transfer with respect to such Pledgor’s Pledged Collateral, and (y) each Grantor hereby gives the Revolving Collateral Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

(i)                  subject to the terms of any documentation governing any Special Purpose Financing, in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account Receivable of such Grantor that constitutes Collateral or with respect to any other Collateral of such Grantor and file any claim or take any other action or institute any proceeding in any court of law or equity or otherwise deemed appropriate by the Revolving Collateral Agent for the purpose of collecting any and all such moneys due under any Account Receivable of such Grantor that constitutes Collateral or with respect to any other Collateral of such Grantor whenever payable;
(ii)               in the case of any Copyright, Patent, or Trademark constituting Collateral of such Grantor, execute and deliver any and all agreements, instruments, documents and papers as the Revolving Collateral Agent may reasonably request to such Grantor to evidence the Revolving Collateral Agent’s and the Lenders’ security interest in such Copyright, Patent, or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

(iii)            pay or discharge taxes and Liens, other than Liens permitted under this Agreement or the other Loan Documents, levied or placed on the Collateral of such Grantor, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof; and
(iv)           subject to the terms of any documentation governing any Special Purpose Financing, (A) direct any party liable for any payment under any of the Collateral of such Grantor to make payment of any and all moneys due or to become due thereunder directly to the Revolving Collateral Agent or as the Revolving Collateral Agent shall direct; (B) ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral of such Grantor; (C) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral of such Grantor; (D) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral of such Grantor or any portion thereof and to enforce any other right in respect of any Collateral of such Grantor; (E) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral of such Grantor; (F) settle, compromise or adjust any such suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as the Revolving Collateral Agent may deem appropriate; (G) subject to any existing reserved rights or licenses, assign any Copyright, Patent or Trademark constituting Collateral of such Grantor (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), for such term or terms, on such conditions, and in such manner, as the Revolving Collateral Agent shall in its sole discretion determine; and (H) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral of such Grantor as fully and completely as though the Revolving Collateral Agent were the absolute owner thereof for all purposes, and do, at the Revolving Collateral Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Revolving Collateral Agent deems necessary to protect, preserve or realize upon the Collateral of such Grantor and the Revolving Collateral Agent’s and the other Secured Parties’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

(b)                                 The reasonable expenses of the Revolving Collateral Agent incurred in connection with actions undertaken as provided in this subsection 7.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due ABR Loans, from the date of payment by the Revolving Collateral Agent to the date reimbursed by the relevant Granting Party, shall be payable by such Granting Party to the Revolving Collateral Agent on demand.

(c)                                  Each Granting Party hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof.  All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable as to the relevant Granting Party until this Agreement is terminated as to such Granting Party, and the security interests in the Security Collateral of such Granting Party created hereby are released.

7.2                                 Duty of Revolving Collateral Agent.  The Revolving Collateral Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Security Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Revolving Collateral Agent deals with similar property for its own account.  None of the Revolving Collateral Agent, any other Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Security Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Security Collateral upon the request of any Granting Party or any other Person or, except as otherwise provided herein, to take any other action whatsoever with regard to the Security Collateral or any part thereof.  The powers conferred on the Revolving Collateral Agent and the other Secured Parties hereunder are solely to protect the Revolving Collateral Agent’s and the other Secured Parties’ interests in the Security Collateral and shall not impose any duty upon the Revolving Collateral Agent or any other Secured Party to exercise any such powers.  The Revolving Collateral Agent and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Granting Party for any act or failure to act hereunder, except as otherwise provided herein or for their own gross negligence or willful misconduct.

7.3                                 Execution of Financing Statements.  Pursuant to any applicable law, each Granting Party authorizes the Revolving Collateral Agent to file or record financing statements and other filing or recording documents or instruments with respect to such Granting Party’s Security Collateral without the signature of such Granting Party in such form and in such filing offices as the Revolving Collateral Agent reasonably determines appropriate to perfect the security interests of the Revolving Collateral Agent under this Agreement.  Each Granting Party authorizes the Revolving Collateral Agent to use the collateral description “all personal property” or “all assets” in any such financing statements.  The Revolving Collateral Agent agrees to notify the relevant Granting Party of any financing or continuation statement filed by it; provided that any failure to give such notice shall not affect the validity or effectiveness of any such filing.

7.4                                 Authority of Revolving Collateral Agent.  Each Granting Party acknowledges that the rights and responsibilities of the Revolving Collateral Agent under this Agreement with respect to any action taken by the Revolving Collateral Agent or the exercise or non-exercise by the Revolving Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement or any amendment, supplement or other modification of this Agreement shall, as between the Revolving Collateral Agent and the Secured Parties, be governed by the Revolving Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Revolving Collateral Agent and the Granting Parties, the Revolving Collateral Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Granting Party shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

7.5                                 Right of Inspection.  Upon reasonable written advance notice to any Grantor and as often as may reasonably be desired, or at any time and from time to time after the occurrence and during the continuation of an Event of Default, the Revolving Collateral Agent shall have reasonable access during normal business hours to all the books, correspondence and records of such Grantor, and the Revolving Collateral Agent and its representatives may examine the same, and to the extent reasonable take extracts therefrom and make photocopies thereof, and such Grantor agrees to render to the Revolving Collateral Agent, at such Grantor’s reasonable cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto.  The Revolving Collateral Agent and its representatives shall also have the right, upon reasonable advance written notice to such Grantor subject to any lease restrictions, to enter during normal business hours into and upon any premises owned, leased or operated by such Grantor where any of such Grantor’s Inventory or Equipment is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.

SECTION 8                                   NON-LENDER SECURED PARTIES

8.1                                 Rights to Collateral.

(a)                                  The Non-Lender Secured Parties shall not have any right whatsoever to do any of the following:  (i) exercise any rights or remedies with respect to the Collateral (such term, as used in this Section 8, having the meaning assigned to it in the Revolving Credit Agreement), including, without limitation, the right to (A) enforce any Liens or sell or otherwise foreclose on any portion of the Collateral, (B) request any action, institute any proceedings, exercise any voting rights, give any instructions, make any election, notice account debtors or make collections with respect to all or any portion of the Collateral or (C) release any Guarantor under this Agreement or release any Collateral from the Liens of any Security Document or consent to or otherwise approve any such release; (ii) demand, accept or obtain any Lien on any Collateral (except for Liens arising under, and subject to the terms of, this Agreement); (iii) vote in any Bankruptcy Case or similar proceeding in respect of Holding  or any of its Subsidiaries (any such proceeding, for purposes of this clause (a), a “Bankruptcy”) with respect to, or take any other actions concerning, the Collateral; (iv) receive any proceeds from any sale, transfer or other disposition of any of the Collateral (except in accordance with this Agreement); (v) oppose any sale, transfer or other disposition of the Collateral; (vi) object to any debtor-in-possession financing in any Bankruptcy which is provided by one or more Lenders among others (including on a priming basis under Section 364(d) of the Bankruptcy Code); (vii) object to the use of cash collateral in respect of the Collateral in any Bankruptcy; or (viii) seek, or object to the Lenders seeking on an equal and ratable basis, any adequate protection or relief from the automatic stay with respect to the Collateral in any Bankruptcy.

(b)                                 Each Non-Lender Secured Party, by its acceptance of the benefits of this Agreement and the other Security Documents, agrees that in exercising rights and remedies with respect to the Collateral, the Revolving Collateral Agent and the Lenders, with the consent of the Revolving Collateral Agent, may enforce the provisions of the Security Documents and exercise remedies thereunder and under any other Loan Documents (or refrain from enforcing rights and exercising remedies), all in such order and in such manner as they may determine in the exercise of their sole business judgment.  Such exercise and enforcement shall include, without limitation, the rights to collect, sell, dispose of or otherwise realize upon all or any part of the Collateral, to incur expenses in connection with such collection, sale, disposition or other realization and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction.  The Non-Lender Secured Parties by their acceptance of the benefits of this Agreement and the other Security Documents hereby agree not to contest or otherwise challenge any such collection, sale, disposition or other realization of or upon all or any of the Collateral.  Whether or not a Bankruptcy Case has been commenced, the Non-Lender Secured Parties shall be deemed to have consented to any sale or other disposition of any property, business or assets of Holding or any of its Subsidiaries and the release of any or all of the Collateral from the Liens of any Security Document in connection therewith.

(c)                                  Notwithstanding any provision of this subsection 8.1, the Non-Lender Secured Parties shall be entitled to file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleadings (A) in order to prevent any Person from seeking to foreclose on the Collateral or supersede the Non-Lender Secured Parties’ claim thereto or (B) in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the Non-Lender Secured Parties.

(d)                                 Each Non-Lender Secured Party, by its acceptance of the benefit of this Agreement, agrees that the Revolving Collateral Agent and the Lenders may deal with the Collateral, including any exchange, taking or release of Collateral, may change or increase the amount of the Borrower Obligations and/or the Guarantor Obligations, and may release any Guarantor from its Obligations hereunder, all without any liability or obligation (except as may be otherwise expressly provided herein) to the Non-Lender Secured Parties.

8.2                                 Appointment of Agent.  Each Non-Lender Secured Party, by its acceptance of the benefits of this Agreement and the other Security Documents, shall be deemed irrevocably to make, constitute and appoint the Revolving Collateral Agent, as agent under the Revolving Credit Agreement (and all officers, employees or agents designated by the Revolving Collateral Agent) as such Person’s true and lawful agent and attorney-in-fact, and in such capacity, the Revolving Collateral Agent shall have the right, with power of substitution for the Non-Lender Secured Parties and in each such Person’s name or otherwise, to effectuate any sale, transfer or other disposition of the Collateral.  It is understood and agreed that the appointment of the Revolving Collateral Agent as the agent and attorney-in-fact of the Non-Lender Secured Parties for the purposes set forth herein is coupled with an interest and is irrevocable.  It is understood and agreed that the Revolving Collateral Agent has appointed the Administrative Agent as its agent for purposes of perfecting certain of the security interests created hereunder and for otherwise carrying out certain of its obligations hereunder.

8.3                                 Waiver of Claims.  To the maximum extent permitted by law, each Non-Lender Secured Party waives any claim it might have against the Revolving Collateral Agent or the Lenders with respect to, or arising out of, any action or failure to act or any error of judgment, negligence, or mistake or oversight whatsoever on the part of the Revolving Collateral Agent or the Lenders or their respective directors, officers, employees or agents with respect to any exercise of rights or remedies under the Loan Documents or any transaction relating to the Collateral (including, without limitation, any such exercise described in subsection 8.1(b) above), except for any such action or failure to act which constitutes willful misconduct or gross negligence of such Person.  None of the Revolving Collateral Agent or any Lender or any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of Holding, any Subsidiary of Holding, any Non-Lender Secured Party or any other Person or to take any other action or forbear from doing so whatsoever with regard to the Collateral or any part thereof, except for any such action or failure to act which constitutes willful misconduct or gross negligence of such Person.

SECTION 9                                   MISCELLANEOUS

9.1                                 Amendments in Writing.  None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each affected Granting Party and the Revolving Collateral Agent; provided that (a) any provision of this Agreement imposing obligations on any Granting Party may be waived by the Revolving Collateral Agent in a written instrument executed by the Revolving Collateral Agent and (b) notwithstanding anything to the contrary in subsection 10.1 of the Revolving Credit Agreement, no such waiver and no such amendment or modification shall amend, modify or waive the definition of “Secured Party” or subsection 6.5 if such waiver, amendment, or modification would adversely affect a Secured Party without the written consent of each such affected Secured Party.  For the avoidance of doubt, it is understood and agreed that any amendment, amendment and restatement, waiver, supplement or other modification of or to the Intercreditor Agreement that would have the effect, directly or indirectly, through any reference herein to the Intercreditor Agreement or otherwise, of waiving, amending, supplementing or otherwise modifying this Agreement, or any term or provision hereof, or any right or obligation of any Granting Party hereunder or in respect hereof, shall not be given such effect except pursuant to a written instrument executed by each affected Granting Party and the Revolving Collateral Agent in accordance with this subsection 9.1.

9.2                                 Notices.  All notices, requests and demands to or upon the Revolving Collateral Agent or any Granting Party hereunder shall be effected in the manner provided for in subsection 10.2 of the Revolving Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1, unless and until such Guarantor shall change such address by notice to the Revolving Collateral Agent and the Administrative Agent given in accordance with subsection 10.2 of the Revolving Credit Agreement.

9.3                                 No Waiver by Course of Conduct; Cumulative Remedies.  None of the Revolving Collateral Agent or any other Secured Party shall by any act (except by a written instrument pursuant to subsection 9.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default.  No failure to exercise, nor any delay in exercising, on the part of the Revolving Collateral Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof.  No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  A waiver by the

Revolving Collateral Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Revolving Collateral Agent or such other Secured Party would otherwise have on any future occasion.  The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

9.4                                 Enforcement Expenses; Indemnification.

(a)                                  Each Guarantor jointly and severally agrees to pay or reimburse each Secured Party and the Revolving Collateral Agent for all their respective reasonable costs and expenses incurred in collecting against any Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement against such Guarantor and the other Loan Documents to which such Guarantor is a party, including, without limitation, the reasonable fees and disbursements of counsel to the Secured Parties, the Revolving Collateral Agent and the Administrative Agent.

(b)                                 Each Grantor jointly and severally agrees to pay, and to save the Revolving Collateral Agent, the Administrative Agent and the other Secured Parties harmless from, (x) any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Security Collateral or in connection with any of the transactions contemplated by this Agreement and (y) any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement (collectively, the “indemnified liabilities”), in each case to the extent the Parent Borrower would be required to do so pursuant to subsection 10.5 of the Revolving Credit Agreement, and in any event excluding any taxes or other indemnified liabilities arising from gross negligence or willful misconduct of the Revolving Collateral Agent, the Administrative Agent or any other Secured Party.

(c)                                  The agreements in this subsection 9.4 shall survive repayment of the Obligations and all other amounts payable under the Revolving Credit Agreement and the other Loan Documents.

9.5                         Successors and Assigns.  This Agreement shall be binding upon and shall inure to the benefit of the Granting Parties, the Revolving Collateral Agent and the Secured Parties and their respective successors and assigns; provided that no Granting Party may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Revolving Collateral Agent.

9.6                         Set-Off.  Each Guarantor hereby irrevocably authorizes each of the Administrative Agent and the Revolving Collateral Agent and each other Secured Party at any time and from time to time without notice to such Guarantor, any other Guarantor or any of the Borrowers, any such notice being expressly waived by each Guarantor and by such Borrower, to the extent permitted by applicable law, upon the occurrence and during the continuance of an Event of Default under subsection 8(a) of the Revolving Credit Agreement so long as any amount remains unpaid after it becomes due and payable by such Guarantor hereunder, to set off and appropriate and apply against any such amount any and all deposits (general or special, time or demand, provisional or final) (other than the Collateral Proceeds Account), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Revolving Collateral Agent, the Administrative Agent or such other Secured Party to or for the credit or the account of such Guarantor, or any part thereof in such amounts as the Revolving Collateral Agent, the Administrative Agent or such other Secured Party may elect.  The Revolving Collateral Agent, the Administrative Agent and each other Secured Party shall notify such Guarantor promptly of any such set-off and the application made by the Revolving Collateral Agent, the Administrative Agent or such other Secured Party of the proceeds thereof; provided that the failure to give such notice shall not affect the validity of such set-off and application.  The rights of the Revolving Collateral Agent, the Administrative Agent and each other Secured Party under this subsection 9.6 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Revolving Collateral Agent, the Administrative Agent or such other Secured Party may have.

9.7                                 Counterparts.  This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

9.8                                 Severability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction; provided that, with respect to any Pledged Stock issued by a Foreign Subsidiary, all rights, powers and remedies provided in this Agreement may be exercised only to the extent that they do not violate any provision of any law, rule or regulation of any Governmental Authority applicable to any such Pledged Stock or affecting the legality, validity or enforceability of any of the provisions of this Agreement against the Pledgor (such laws, rules or regulations, “Applicable Law”) and are intended to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any Applicable Law.

9.9                                 Section Headings.  The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

9.10                           Integration.  This Agreement and the other Loan Documents represent the entire agreement of the Granting Parties, the Revolving Collateral Agent, the Administrative Agent and the other Secured Parties with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Granting Parties, the Revolving Collateral Agent or any other Secured Party relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

9.11                           GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

9.12                           Submission to Jurisdiction; Waivers.  Each party hereto hereby irrevocably and unconditionally:

(a)                                  submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(b)                                 consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)                                  agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at its address referred to in subsection 9.2 or at such other address of which the Revolving Collateral Agent and the Administrative Agent (in the case of any other party hereto) or the Parent Borrower (in the case of the Revolving Collateral Agent and the Administrative Agent) shall have been notified pursuant thereto;

(d)                                 agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e)                                  waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any punitive damages.

9.13                           Acknowledgments.  Each Granting Party hereby acknowledges that:

(a)                                  it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

(b)                                 none of the Revolving Collateral Agent, the Administrative Agent or any other Secured Party has any fiduciary relationship with or duty to any Guarantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Guarantors, on the one hand, and the Revolving Collateral Agent, the Administrative Agent and the other Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c)                                  no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Guarantors and the Secured Parties.

9.14                           WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

9.15                           Additional Granting Parties.  Each new Subsidiary of the Parent Borrower that is required to become a party to this Agreement pursuant to subsection 6.9(b) of the Revolving Credit Agreement shall become a Granting Party for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in substantially the form of Annex 2 hereto.  Each existing Granting Party that is required to become a Pledgor with respect to Capital Stock of any new Subsidiary of the Parent Borrower that is not a Significant Subsidiary pursuant to subsection 6.9(b) of the Revolving Credit Agreement shall become a Pledgor with respect thereto upon execution and delivery by such Granting Party of a Supplemental Agreement in substantially the form of Annex 3 hereto.

9.16                           Releases.

(a)                                  At such time as the Loans, the Reimbursement Obligations and the other Obligations (other than any Obligations owing to a Non-Lender Secured Party) then due and owing shall have been paid in full and the Revolving Commitments have been terminated and no Letters of Credit shall be outstanding (except for Letters of Credit that have been cash collateralized in a manner satisfactory to the Issuing Bank), all Security Collateral shall be automatically released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Revolving Collateral Agent and each Granting Party hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Security Collateral shall revert to the Granting Parties.  At the request and sole expense of any Granting Party following any such termination, the Revolving Collateral Agent shall deliver to such Granting Party any Security Collateral held by the Revolving Collateral Agent hereunder, and the Revolving Collateral Agent and the Administrative Agent shall execute and deliver to such Granting Party such documents (including without limitation UCC termination statements) as such Granting Party shall reasonably request to evidence such termination.

(b)                                 In connection with any sale or other disposition of Security Collateral permitted by the Revolving Credit Agreement (other than any sale or disposition to another Grantor), the Lien pursuant to this Agreement on such sold or disposed of Security Collateral shall be automatically released.  In connection with the sale or other disposition of all of the Capital Stock of any Guarantor (other than to the Parent Borrower or a Restricted Subsidiary) or the sale or other disposition of Security Collateral (other than a sale or disposition to another Grantor) permitted under the Revolving Credit Agreement, the Revolving Collateral Agent shall, upon receipt from the Parent Borrower of a written request for the release of such Guarantor from its Guarantee or the release of the Security Collateral subject to such sale or other disposition, identifying such Guarantor or the relevant Security Collateral and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Parent Borrower stating that such transaction is in compliance with the Revolving Credit Agreement and the other Loan Documents, deliver to the Parent Borrower or the relevant Granting Party any of the relevant Security Collateral held by the Revolving Collateral

Agent hereunder and the Revolving Collateral Agent and the Administrative Agent shall execute and deliver to the relevant Granting Party (at the sole cost and expense of such Granting Party) all releases or other documents (including without limitation UCC termination statements) necessary or reasonably desirable for the release of such Guarantee or the Liens created hereby on such Security Collateral, as applicable, as such Granting Party may reasonably request.

(c)                                  Upon the designation of any Granting Party as an Unrestricted Subsidiary in accordance with the provisions of the Revolving Credit Agreement, the Lien pursuant to this Agreement on all Security Collateral of such Granting Party (if any) shall be automatically released, and the Guarantee (if any) of such Granting Party, and all obligations of such Granting Party hereunder, shall terminate, all without delivery of any instrument or performance of any act by any party and the Revolving Collateral Agent shall, upon the request of the Parent Borrower, deliver to such Granting Party any Security Collateral of such Granting Party held by the Revolving Collateral Agent hereunder and the Revolving Collateral Agent and the Administrative Agent shall execute and deliver to such Granting Party (at the sole cost and expense of such Granting Party) all releases or other documents (including without limitation UCC termination statements) necessary or reasonably desirable for the release of such Granting Party from its Guarantee (if any) or the Liens created hereby (if any) on such Granting Party’s Security Collateral, as applicable, as such Granting Party may reasonably request.

(d)                                 Upon the designation of any Issuer that is a Subsidiary of any Granting Party as an Unrestricted Subsidiary in accordance with the provisions of the Revolving Credit Agreement, the Lien pursuant to this Agreement on all Pledged Stock issued by such Issuer shall be automatically released, all without delivery of any instrument or performance of any act by any party and the Revolving Collateral Agent shall, upon the request of the Parent Borrower, deliver to such Granting Party any such Pledged Stock held by the Revolving Collateral Agent hereunder and the Revolving Collateral Agent and the Administrative Agent shall execute and deliver to the relevant Granting Party (at the sole cost and expense of such Granting Party) all releases or other documents (including without limitation UCC termination statements) necessary or reasonably desirable for the release of the Liens created hereby on such Pledged Stock, as applicable, as such Granting Party may reasonably request.

9.17                           Judgment.

(a)                                  If for the purpose of obtaining judgment in any court it is necessary to convert a sum due hereunder in one currency into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Revolving Collateral Agent could purchase the first currency with such other currency on the Business Day preceding the day on which final judgment is given.

(b)                                 The obligations of any Guarantor in respect of this Agreement to the Revolving Collateral Agent, for the benefit of each holder of Secured Obligations, shall, notwithstanding any judgment in a currency (the “judgment currency”) other than the currency in which the sum originally due to such holder is denominated (the “original currency”), be discharged only to the extent that on the Business Day following receipt by the Revolving Collateral Agent of any sum adjudged to be so due in the judgment currency, the Revolving Collateral Agent may in accordance with normal banking procedures purchase the original currency with the judgment currency; if the amount of the original currency so purchased is less than the sum originally due to such holder in the original currency, such Guarantor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Revolving Collateral Agent for the benefit of such holder, against such loss, and if the amount of the original currency so purchased exceeds the sum originally due to the Revolving Collateral Agent, the Revolving Collateral Agent agrees to remit to the Parent Borrower, such excess.  This covenant shall survive the termination of this Agreement and payment of the Obligations and all other amounts payable hereunder.

[Remainder of page left blank intentionally; Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the date first written above.

CDRSVM HOLDINGS, INC.

By:	/s/ Theresa A. Gore
	Name:	Theresa A. Gore
	Title:	Vice President and Treasurer

THE SERVICEMASTER COMPANY

By:	/s/ Ernest J. Mrozek
	Name:	Ernest J. Mrozek
	Title:	Chief Financial Officer

By:	/s/ Eric Zarnikow
	Name:	Eric Zarnikow
	Title:	Senior Vice President & Treasurer

INSTAR SERVICES GROUP, INC.

By:	/s/ David J. Demos
	Name:	David J. Demos
	Title:	Chief Executive Officer, President & Secretary

By:	/s/ Richard J. Augustine
	Name:	Richard J. Augustine
	Title:	Treasurer

INSTAR SERVICES GROUP, L.P.

By:	INSTAR SERVICES MANAGEMENT, LLC, its general partner

By:	/s/ Ernest J. Mrozek
	Name:	Ernest J. Mrozek
	Title:	Senior Vice President

By:	/s/ Eric Zarnikow
	Name:	Eric Zarnikow
	Title:	Assistant Treasurer

INSTAR SERVICES HOLDINGS, LLC

By:	/s/ Ernest J. Mrozek
	Name:	Ernest J. Mrozek
	Title:	Senior Vice President

By:	/s/ Eric Zarnikow
	Name:	Eric Zarnikow
	Title:	Assistant Treasurer

INSTAR SERVICES MANAGEMENT, LLC

By:	/s/ Ernest J. Mrozek
	Name:	Ernest J. Mrozek
	Title:	Senior Vice President

By:	/s/ Eric Zarnikow
	Name:	Eric Zarnikow
	Title:	Assistant Treasurer

2

MERRY MAIDS LIMITED PARTNERSHIP

By:	MM MAIDS L.L.C., its general partner

By:	/s/ Ernest J. Mrozek
	Name:	Ernest J. Mrozek
	Title:	Vice President

By:	/s/ Eric Zarnikow
	Name:	Eric Zarnikow
	Title:	Vice President & Treasurer

MM MAIDS L.L.C.

By:	/s/ Ernest J. Mrozek
	Name:	Ernest J. Mrozek
	Title:	Vice President

By:	/s/ Eric Zarnikow
	Name:	Eric Zarnikow
	Title:	Vice President & Treasurer

SERVICEMASTER CONSUMER SERVICES, INC.

By:	/s/ Ernest J. Mrozek
	Name:	Ernest J. Mrozek
	Title:	President & Chief Operating Officer

By:	/s/ Eric Zarnikow
	Name:	Eric Zarnikow
	Title:	Treasurer

3

SERVICEMASTER CONSUMER SERVICES LIMITED PARTNERSHIP

By:	SERVICEMASTER CONSUMER SERVICES, INC., its general partner

By:	/s/ Ernest J. Mrozek
	Name:	Ernest J. Mrozek
	Title:	President & Chief Operating Officer

By:	/s/ Eric Zarnikow
	Name:	Eric Zarnikow
	Title:	Treasurer

SERVICEMASTER HOLDING CORPORATION

By:	/s/ Ernest J. Mrozek
	Name:	Ernest J. Mrozek
	Title:	President

By:	/s/ Eric Zarnikow
	Name:	Eric Zarnikow
	Title:	Treasurer

SERVICEMASTER MANAGEMENT CORPORATION

By:	/s/ Ernest J. Mrozek
	Name:	Ernest J. Mrozek
	Title:	President

By:	/s/ Eric Zarnikow
	Name:	Eric Zarnikow
	Title:	Treasurer

4

SERVICEMASTER RESIDENTIAL/COMMERCIAL SERVICES LIMITED PARTNERSHIP

By:	SM CLEAN L.L.C., its general partner

By:	/s/ Ernest J. Mrozek
	Name:	Ernest J. Mrozek
	Title:	Vice President

By:	/s/ Eric Zarnikow
	Name:	Eric Zarnikow
	Title:	Treasurer

SM CLEAN L.L.C.

By:	/s/ Ernest J. Mrozek
	Name:	Ernest J. Mrozek
	Title:	Vice President

By:	/s/ Eric Zarnikow
	Name:	Eric Zarnikow
	Title:	Treasurer

TERMINIX INTERNATIONAL, INC.

By:	/s/ Ernest J. Mrozek
	Name:	Ernest J. Mrozek
	Title:	Treasurer

By:	/s/ Eric Zarnikow
	Name:	Eric Zarnikow
	Title:	Assistant Treasurer

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THE TERMINIX INTERNATIONAL COMPANY LIMITED PARTNERSHIP

By:	TERMINIX INTERNATIONAL, INC., its general partner

By:	/s/ Ernest J. Mrozek
	Name:	Ernest J. Mrozek
	Title:	Treasurer

By:	/s/ Eric Zarnikow
	Name:	Eric Zarnikow
	Title:	Assistant Treasurer

TRUGREEN COMPANIES L.L.C.

By:	/s/ Ernest J. Mrozek
	Name:	Ernest J. Mrozek
	Title:	President

By:	/s/ Eric Zarnikow
	Name:	Eric Zarnikow
	Title:	Treasurer

TRUGREEN, INC.

By:	/s/ Jim L. Kaput
	Name:	Jim L. Kaput
	Title:	Senior Vice President

By:	/s/ Eric Zarnikow
	Name:	Eric Zarnikow
	Title:	Assistant Treasurer

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TRUGREEN LANDCARE L.L.C.

By:	/s/ Ernest J. Mrozek
	Name:	Ernest J. Mrozek
	Title:	Executive Vice President

By:	/s/ Eric Zarnikow
	Name:	Eric Zarnikow
	Title:	Vice President & Assistant Treasurer

TRUGREEN LIMITED PARTNERSHIP

By:	TRUGREEN, INC., its general partner

By:	/s/ Jim L. Kaput
	Name:	Jim Kaput
	Title:	Senior Vice President

By:	/s/ Eric Zarnikow
	Name:	Eric Zarnikow
	Title:	Assistant Treasurer

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Acknowledged and Agreed to as of
the date hereof by:

CITIBANK, N.A.,
as Administrative Agent and Collateral Agent

By:	/s/ Edward T. Crook
Name: Edward T. Crook
Title: Managing Director

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